As filed with the Securities and Exchange Commission on April 27, 1999
                                                       Registration No. 33-76018

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------

                                    FORM S-6


                       POST-EFFECTIVE AMENDMENT NO. 12 TO
                             REGISTRATION STATEMENT


                                FOR REGISTRATION

                                   Under the

                             SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS

                           REGISTERED ON FORM N-8B-2
                                 -------------

                Variable Life Account B of Aetna Life Insurance
                              and Annuity Company
                           (Exact Name of Registrant)

                   Aetna Life Insurance and Annuity Company
                              (Name of Depositor)

           151 Farmington Avenue, RE4A, Hartford, Connecticut 06156
              (Address of Depositor's Principal Executive Offices)

                         Depositor's Telephone Number,
                      including Area Code: (860) 273-4686
                                 -------------

                           Julie E. Rockmore, Counsel
                    Aetna Life Insurance and Annuity Company
                          151 Farmington Avenue, RE4A
                          Hartford, Connecticut 06156

                (Name and Complete Address of Agent for Service)
                                 -------------

                                    Copy to:
                            George N. Gingold, Esq.
                             197 King Philip Drive
                         West Hartford, CT 06117-1409
                                 -------------

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 30, 1999 pursuant to paragraph (b) of Rule 485

[ ] on        ,     , pursuant to paragraph (a) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                          VARIABLE LIFE ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY

                             Cross Reference Sheet



 Form N-8B-2    Part I
-------------   ------------------------------------------------------------------------------------------------
   Item No.
-------------
        1       Cover Page; The Separate Account; The Company
        2       Cover Page; The Separate Account; The Company
        3       Not Applicable
        4       Cover Page; The Company; Additional Information--Distribution of the Policies
        5       The Separate Account; The Company
        6       The Separate Account; The Company
        7       Not Applicable
        8       Financial Statements
        9       Additional Information--Legal Matters
       10       The Separate Account; Charges & Fees; Policy Choices; Policy Values; Policy Rights; Additional
                Information; Miscellaneous Policy Provisions
       11       Allocation of Premiums; Policy Choices
       12       Cover Page; Allocation of Premiums
       13       Charges and Fees; Policy Choices; Term Insurance Rider; Additional Information--Distribution of
                Policies
       14       Policy Values; Miscellaneous Policy Provisions
       15       Policy Summary; Allocation of Premiums--The Funds; Policy Choices; Policy Values
       16       Policy Summary; Allocation of Premiums--The Funds; Policy Values
       17       Policy Rights
       18       Allocation of Premiums; Policy Choices; Policy Rights
       19       Additional Information
       20       Not Applicable
       21       Policy Rights--Policy Loans
       22       Not Applicable
       23       Directors and Officers
       24       Miscellaneous Policy Provisions
       25       The Company
       26       Charges and Fees
       27       The Company

 Form N-8B-2    Part I
 -----------    ------
   Item No.
   --------
      28        Directors and Officers
      29        The Company
      30        Not Applicable
      31        Not Applicable
      32        Not Applicable
      33        Not Applicable
      34        Not Applicable
      35        The Company; Additional Information
      36        Not Applicable
      37        Not Applicable
      38        Additional Information
      39        See Item 25
      40        See Item 26
      41        See Item 27
      42        See Item 28
      43        Financial Statements
      44        Policy Values--Accumulation Unit Value; Financial Statements
      45        Not Applicable
      46        The Separate Accounts; Policy Values
      47        The Separate Accounts; Allocation of Premiums; Policy Choices; Policy Values
      48        Not Applicable
      49        Not Applicable
      50        Not Applicable
      51        Cover Page; Policy Choices; Policy Values
      52        The Separate Account; Allocation of Premiums
      53        Tax Matters
      54        Not Applicable
      55        Not Applicable
      56        Not Applicable
      57        Not Applicable
      58        Not Applicable
      59        Financial Statements

[Aetna Logo]                             AetnaVest Plus

Aetna Life Insurance and    Administrative Office:       Variable Life Account B
Annuity Company             Variable Life Account B           Prospectus
Home Office:                Personal Service Center, MVLI  Dated: May 1, 1999
151 Farmington Avenue       350 Church Street
Hartford, Connecticut 06156 Hartford, CT 06103-1106
Telephone: (800) 334-7586   Telephone: (800) 334-7586


--------------------------------------------------------------------------------
               Flexible Premium Variable Life Insurance Policies
--------------------------------------------------------------------------------


     This Prospectus describes AetnaVest Plus, a flexible premium variable life insurance contract (the "Policy"), offered by Aetna Life Insurance and Annuity Company (the "Company", "we", "us").


     In October 1998, the Company and life insurance affiliates of Lincoln Financial Group ("Lincoln") entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.


     The Policies feature: - flexible premium payments;
                           - a choice of one of two death benefit options; and
                           - a choice of underlying investment options.


     Each fund has its own investment objective. Not all funds may be available under all Policies or in all jurisdictions. You should review each fund's Prospectus before making your decision. The mutual funds ("Funds" or "sub-accounts") that make up the Separate Account are:


o Aetna Ascent VP                                           o Janus Aspen Balanced Portfolio
o Aetna Balanced VP, Inc.                                   o Janus Aspen Growth Portfolio
o Aetna Income Shares d/b/a Aetna Bond VP                   o Janus Aspen Worldwide Growth Portfolio
o Aetna Crossroads VP                                       o Oppenheimer Global Securities Fund/VA
o Aetna Variable Fund d/b/a Aetna Growth and Income VP      o Oppenheimer Strategic Bond Fund/VA
o Aetna Index Plus Large Cap VP                             o Portfolio Partners MFS Emerging
o Aetna Legacy VP                                             Equities Portfolio
o Aetna Variable Encore Fund d/b/a Aetna Money Market VP    o Portfolio Partners MFS Research Growth Portfolio
o Fidelity Variable Insurance Products Fund (VIP)           o Portfolio Partners MFS Value Equity Portfolio
  Equity-Income Portfolio                                   o Portfolio Partners Scudder International
o Fidelity Variable Insurance Products Fund II (VIP II)       Growth Portfolio
  Contrafund Portfolio                                      o Portfolio Partners T. Rowe Price Growth
o Janus Aspen Aggressive Growth Portfolio                     Equity Portfolio

Net premiums allocated to the Fixed Account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.5% a year.

This Prospectus and other information about Variable Life Account B filed with the Securities and Exchange Commission ("Commission") can be found in the SEC'S web site at http://www.sec.gov. You can get copies of this information by visiting the Commission's Public Reference Room or writing the Commission's Public Reference Section, Washington, D.C. 20549-6009 and paying a duplicating fee. You can get information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

The Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

To be valid, this Prospectus must have the current mutual funds' Prospectuses with it. You should read the Prospectus and the attached prospectus for any available Fund if you are considering buying a Certificate or exercising elections under a Certificate. You should also keep them for future reference. You can obtain any fund's Statement of Additional Information (SAI), which provides more information about a fund, by calling (800) 334-7586.

Table of Contents


Policy Summary .................................      1
 Initial Choices to be Made ....................      1
 Level or Varying Death Benefit ................      1
 Amount of Premium Payment .....................      2
 Selection of Funding Vehicles .................      2
 Guaranteed Death Benefit Provision ............      2
 No-Lapse Coverage Provision ...................      3
 Charges and Fees ..............................      3
 Policy Loans ..................................      4
 Changes in Specified Amount ...................      4
The Company ....................................      4
The Separate Account ...........................      5
Allocation of Premiums .........................      5
 The Funds .....................................      6
 Mixed and Shared Funding ......................      8
 Fixed Account .................................      9
Charges and Fees ...............................     10
 Premium Charge ................................     10
 Charges and Fees Assessed Against the
  Total Account Value ..........................     10
 Charges and Fees Assessed Against the
  Separate Account .............................     11
 Charges Assessed Against the Underlying
  Funds ........................................     12
 Surrender Charge ..............................     13
 Surrender Charges on Full and
  Partial Surrenders ...........................     14
Policy Choices .................................     14
 Death Benefit .................................     14
 Guaranteed Death Benefit Provision ............     15
 Premium Payments ..............................     15
 Transfers and Allocations to the
  Funding Options ..............................     17
 Limits on Frequent Transfers ..................     17
 Telephone Transfers ...........................     17
 Automated Transfers (Dollar Cost
  Averaging) ...................................     18
Policy Values ..................................     18
 Total Account Value ...........................     18
 Accumulation Unit Value .......................     19
 Maturity Value ................................     20
 Cash Surrender Value ..........................     20
Policy Rights ..................................     20
 Partial Surrenders ............................     20
 No-Lapse Coverage Provision ...................     21
 Reinstatement of a Lapsed Policy ..............     21

 Policy Loans: Preferred and Nonpreferred ......     21
 Policy Changes
  Increases ....................................     22
  Decreases ....................................     23
 Death Benefit Option Change ...................     23
 Right to Examine the Policy ...................     23
Death Benefit ..................................     24
Policy Settlement ..............................     24
 Settlement Options ............................     24
 Calculation of Settlement Payments ............     26
Special Plans ..................................     27
Directors and Officers .........................     28
Additional Information .........................     30
 Reports to Policy Owners ......................     30
 Right to Instruct Voting of Fund Shares .......     30
 Disregard of Voting Instructions ..............     30
 State Regulation ..............................     31
 Legal Matters .................................     31
 The Registration Statement ....................     31
 Distribution of the Policies ..................     31
 Records and Accounts ..........................     32
 Independent Auditors ..........................     32
 Year 2000 .....................................     32
Tax Matters ....................................     33
 General .......................................     33
 Federal Tax Status of the Company .............     33
 Life Insurance Qualification ..................     33
 General Rules .................................     34
 Modified Endowment Contracts ..................     34
 Diversification Standards .....................     35
 Investor Control ..............................     35
 Other Tax Considerations ......................     36
 Withholding ...................................     36
Miscellaneous Policy Provisions ................     37
 The Policy ....................................     37
 Payment of Benefits ...........................     37
 Age and Sex ...................................     37
 Incontestability ..............................     37
 Suicide .......................................     37
 Coverage Beyond Maturity ......................     38
 Protection of Proceeds ........................     38
 Nonparticipation ..............................     38
Illustrations of Death Benefit, Total Account
 Values and Cash Surrender Values ..............     39
Financial Statements of the Separate Account         S-1
Financial Statements of the Company ............     F-1

This Prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this Prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

Policy Summary

This section is an overview of key Policy features for AetnaVest Plus. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:


 1) fixed basis;

 2) variable basis; or a


 3) combination of both fixed and variable basis.


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select.


At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986 (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy's failing to meet federal tax law requirements.


Initial Choices to be Made

The Policy Owner (the "Owner" or "you") is the person named in the "policy specifications" who has all of the Policy ownership rights. If no Owner is named, the Insured (the person whose life is insured under the Policy) will be the Owner of the Policy. You, as the Owner, have four important choices to make when the Policy is first purchased. You need to choose:

 1) either the level or varying death benefit option;


 2) the amount of premium you want to pay;


 3) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it;

 4) if you want the guaranteed death benefit provision, and to what age (described on page 15).



Level or Varying Death Benefit

The death benefit is the amount the Company pays to the beneficiary(ies) when the Insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

If you choose the level death benefit option, the death benefit will be the greater of:

 1) the "specified amount" in effect for the Policy at the time of the Insured's death (The initial specified amount may be found on the Policy's specification page); or

 2) the applicable percentage of the "total account value" (The total account value is the total of the balances in the Fixed Account and the separate account minus any outstanding Loan Account amounts).

If you choose the varying death benefit option, the death benefit will be the greater of:

 1) the specified amount plus the total account value; or

 2) the applicable percentage of the total account value.

See pages 14-15 for more details.

If you have borrowed against your Policy or surrendered a portion of your Policy, the Loan Account balance and any surrendered amount will reduce your initial death benefit. See pages 14-15.

You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally.



Amount of Premium Payment

When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within the limits described on pages 15-16. If your Policy lapses because your monthly deduction is larger than the "cash surrender value"(total account value minus the surrender charge and the amount necessary to repay any loans), you may reinstate your Policy. See page 21.

You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against Policy values for the cost of insurance (see pages 10-11) increase as the Insured gets older.

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your Policy, you will receive a refund. See page 23.



Selection of Funding Vehicles

This Prospectus focuses on the Separate Account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the mutual fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those Funds lose value, so does your Policy. See pages 6-9.

You must choose the Fund(s) sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the Fixed Account. Net premium payments put into the Fixed Account become part of the Company's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4.5% per year. For additional information on the Fixed Account, see page 9.


Guaranteed Death Benefit Provision

You may elect to have a guaranteed death benefit provision to age 80 or age
100. This means that your Policy will remain in force even though the cash value is not enough to pay the current monthly deductions as long as the guaranteed death benefit premium test is met. Each year the

Company will determine that the sum of premiums to that point in time is sufficient to support the guaranteed death benefit provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly guaranteed death benefit premium times the number of months that have passed since the original policy issue date. See page 15.


No Lapse Coverage Provision
Your Policy will not terminate during the first five years after the initial issue date or the issue date of any increase in the specified amount if:

 1) the sum of the basic premiums for each Policy month from the issue date, along with that month's basic premium; plus


 2) any partial surrenders; plus


 3) any increase in the loan account value within that same five years,


   equals or is more than the sum of premiums paid.


Charges and Fees

A deduction, currently 3.5%, of each premium payment will be made. Monthly deductions are made for administrative expenses ($20 per month for the first Policy Year and $7 per month afterwards) and the cost of insurance along with any riders that are placed on your Policy. Daily deductions are subtracted from the separate account for mortality and expense risk. At this time the charge is at an annual rate of .70%. We reserve the right to change this charge but it will never exceed .90% annually. Currently, we deduct from the separate account a daily administrative charge for the administration and maintenance of the Policy. This charge is at an annual rate of .30%. It will never exceed .50% annually.

Each Fund has its own management fee charge also deducted daily. Investment results for the Funds you choose will be affected by the fund management charges and other expenses. The table on page 12 shows you the charges and other expenses currently in effect for each Fund.

At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the Fixed Account value. The Company may increase this limit in the future.

If you surrender your Policy, in full or in part, within the first 15 policy years, a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the Insured's age, risk class and, in most states, the sex of the Insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 15 this charge reduces on a monthly basis to zero.

For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

If you surrender your Policy within the first 15 years after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 15 policy years, the surrender charge will remain the same. See page 14.

Policy Loans

If you decide to borrow against your Policy, interest will be charged to the Loan Account. Currently, the interest rate on loans accrues at an annual rate of 5.5%, or, if greater, the monthly average of the composite yield on corporate bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the Policy Anniversary month. See page 21.

There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

Annual interest is credited on the loan account value at the same rate interest is charged, for preferred loans, and at 2% per year less for nonpreferred loans. See pages 20-21.



Changes in Specified Amount

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. A request to increase the specified amount may be made beginning with the second Policy Year. A request to decrease the specified amount may be made beginning with the sixth Policy Year. Currently, the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 19.



The Company

Aetna Life Insurance and Annuity Company is a stock life insurance company organized under Connecticut insurance laws in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). The Company is engaged in the business of issuing life insurance policies and variable annuity contracts. The Company is an indirect wholly-owned subsidiary of Aetna Inc., a publicly traded healthcare and financial services company, whose principal offices are at the same location as the Company's Home Office.

The Company serves as the principal underwriter for the securities offered hereunder and also acts as the principal underwriter for Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts), and Variable Annuity Account I (a separate account of Aetna Insurance Company of America, registered as a unit investment trust). Additionally, the Company is registered as an investment adviser under the Investment Advisers Act of 1940, and as such, is the investment adviser for Portfolio Partners, Inc. The Company is also the depositor of Variable Annuity Accounts B, C and G.

The Lincoln National Life Insurance Company ("Lincoln") and its affiliates perform certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Policies.

The Separate Account

Variable Life Account B is the separate account providing variable options to fund the Policy. Amounts allocated to the separate account are invested in the Funds. Each of the Funds is an open-end management investment company (mutual fund) whose shares are purchased by the separate account to fund the benefits provided by the Policy. The Funds currently available under the separate account, including their investment objectives and their investment advisers, are described briefly in this Prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this Prospectus.

Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the separate account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the separate account will be reinvested in additional shares at net asset value. The assets maintained in the separate account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the policyowner.

No stock certificates are issued to the separate account for shares of the Funds held in the separate account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the separate account.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the SEC of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.




Allocation of Premiums

You may allocate your net premiums to one or more of the Funds currently available through the separate account in connection with this Policy or to the Fixed Account (part of the Company's General Account). Not all Funds are available under all Policies or in all jurisdictions. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and in compliance with regulatory requirements. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institutions, the Federal Deposit Insurance Corporation, or any other government agency. Unless otherwise noted, all Funds are diversified, as defined under the 1940 Act. Refer to the Funds' prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Administrative Office at the address and phone number listed on the cover of this Prospectus, or by contacting the SEC Public Reference Room. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any allocation to a sub-account if the sub-account's investment in the corresponding Fund is not accepted by the Fund for any reason.

The Funds

o Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

o Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

o Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

o Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

o Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

o Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

o Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

o Fidelity Variable Insurance Products Fund Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(2)

o Fidelity Variable Insurance Products Fund II--Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(2)

o Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(3)

o Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(3)

o Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(3)

o Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(3)

o Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities but which may be considered to be speculative.(4)

o Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (i) foreign government and corporate debt securities, (ii) securities of the U.S. Government and its agencies and instrumentalities ("U.S. Government securities"), and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. Current income is not an objective.(4)

o Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks to provide long-term growth of capital.(5)(a)

o Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(5)(a)

o Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(5)(a)

o Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities with high growth potential.(5)(b)

o Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth and, secondarily, increasing dividend income.(5)(c)

Investment Advisers for each of the funds:

(1) Aeltus Investment Management, Inc.
(2) Fidelity Management & Research Company
(3) Janus Capital Corporation
(4) OppenheimerFunds, Inc.
(5) Aetna Life Insurance and Annuity Company (adviser)
    (a) Massachusetts Financial Services Company (subadviser)
    (b) Scudder Kemper Investments, Inc. (subadviser)
    (c) T. Rowe Price Associates, Inc. (subadviser)


Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds.

More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Administrative Office at the address and telephone number listed on the cover of this Prospectus.

Mixed and Shared Funding

Shares of the Funds are available to insurance company separate accounts which fund both variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict occurs, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

Fixed Account

The Fixed Account is a fixed funding option available under the Policy that guarantees principal and a minimum interest rate of 4.5% per year. The Company assumes the risk of investment gain or loss. The investment gain or loss of the separate account or any of the Funds does not affect the Fixed Account value.


The Fixed Account is secured by the general assets of the Company, which include all assets other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the Fixed Account in those assets chosen by the Company, as allowed by applicable law. Investment income of such Fixed Account assets will be allocated by the Company between itself and those policies participating in the Fixed Account.

Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on Fixed Account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.


Interests in the Fixed Account have not been registered with the Commission in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this Prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the Fixed Account has not been reviewed by the Commission.

Charges & Fees


Premium Charge

A deduction, called the premium charge, currently 3.5% of each premium payment and guaranteed to be no higher than 6%, will be made to cover average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities.


Charges and Fees Assessed Against the Total Account Value

A monthly deduction is made from the total account value. The monthly deduction includes the cost of insurance attributable to the basic insurance coverage and any charges for supplemental riders or benefits. The cost of insurance depends on the attained age, risk class of the Insured, the specified amount of the Policy and in most states, sex of the Insured. The attained age is the issue age of the Insured increased by the number of elapsed policy years.

Once a Policy is issued, the monthly deductions will be charged as of the issue date, even if the issue date is earlier than the date the application is signed (see "Premium Payments"). The issue date is the effective date of initial coverage. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application. The date of issue and the effective date for any change in coverage will be the date of coverage change that is found in your supplemental policy specifications. If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the policy is approved. Cost of insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

The monthly deduction also includes a monthly administrative expense charge of $20 during the first policy year and $7 during subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.

The monthly deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating accumulation units and withdrawing the value of the liquidated accumulation units from each funding option in the same proportion as their respective values have to your Fixed Account and separate account values. The monthly deduction is made as of the same day each month, beginning with the Issue Date. This day is called the monthly deduction day.

If the Policy's cash surrender value is not sufficient to cover the current monthly deduction, you will be notified by the Company, and a 61-day period called the grace period will begin. The Policy will lapse without value at the end of the 61-day period, unless a sufficient payment described in the notification letter is received by the Company.

Charges and Fees Assessed Against the Separate Account

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risk assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the separate account attributable to the Policies. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.


The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.


The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the separate account will be greater than the charges assessed for such expenses.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B attributable to the Policies to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the separate account attributable to the Policies on an annual basis.

Charges Assessed Against the Underlying Funds

The following table illustrates the investment advisory fees, other expenses and total expenses of the Funds as a percentage of average net assets based on figures for the year ended December 31, 1998 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.



                                                                                                              Net Fund
                                                                               Total Fund                      Annual
                                                                            Annual Operating                  Expenses
                                                    Investment              Expenses Without      Total        After
                                                     Advisory      Other       Waivers or      Waivers and   Waivers or
                     Fund Name                        Fees(1)    Expenses      Reductions       Reductions   Reductions
-------------------------------------------------- ------------ ---------- ------------------ ------------- -----------
Aetna Ascent VP(2)(3)                                 0.60%       0.15%          0.75%             0.00%        0.75%
Aetna Balanced VP, Inc.(3)                            0.50%       0.09%          0.59%               --         0.59%
Aetna Bond VP(3)                                      0.40%       0.10%          0.50%               --         0.50%
Aetna Crossroads VP(2)(3)                             0.60%       0.15%          0.75%             0.00%        0.75%
Aetna Growth and Income VP(3)                         0.50%       0.08%          0.58%               --         0.58%
Aetna Index Plus Large Cap VP(2)(3))                  0.35%       0.10%          0.45%             0.00%        0.45%
Aetna Legacy VP(2)(3)                                 0.60%       0.16%          0.76%             0.00%        0.76%
Aetna Money Market VP(3)                              0.25%       0.09%          0.34%               --         0.34%
Fidelity VIP Equity-Income Portfolio(4)               0.49%       0.09%          0.58%             0.01%        0.57%
Fidelity VIP II Contrafund Portfolio(4)               0.59%       0.11%          0.70%             0.04%        0.66%
Janus Aspen Aggressive Growth Portfolio(5)            0.72%       0.03%          0.75%             0.00%        0.75%
Janus Aspen Balanced Portfolio(5)                     0.72%       0.02%          0.74%             0.00%        0.74%
Janus Aspen Growth Portfolio(5)                       0.72%       0.03%          0.75%             0.07%        0.68%
Janus Aspen Worldwide Growth Portfolio(5)             0.67%       0.07%          0.74%             0.02%        0.72%
Oppenheimer Global Securities Fund/VA(6)              0.68%       0.06%          0.74%               --         0.74%
Oppenheimer Strategic Bond Fund/VA(6)                 0.74%       0.06%          0.80%               --         0.80%
Portfolio Partners, Inc. MFS Emerging
 Equities Portfolio(7)                                0.68%       0.13%          0.81%             0.00%        0.83%
Portfolio Partners MFS Research
 Growth Portfolio(7)                                  0.70%       0.15%          0.85%               --         0.85%
Portfolio Partners MFS Value Equity Portfolio(7)      0.65%       0.25%          0.90%               --         0.90%
Portfolio Partners Scudder International
 Growth Portfolio(7)                                  0.80%       0.20%          1.00%               --         1.00%
Portfolio Partners T. Rowe Price Growth
 Equity Portfolio(7)                                  0.60%       0.15%          0.75%               --         0.75%



(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual
    Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(5) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(6) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(7) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.


For further details on each Fund's expenses, please refer to that Fund's prospectus.

Surrender Charge

If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.


This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the surrender charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's basic premium. (Any surrenders may result in tax implications. See "Tax Matters.")

The initial surrender charge, as specified in your Policy, is based on the specified amount. It also depends on the Insured's age, risk class and in most states, sex of the Insured (except for group arrangements described under "Special Plans"). Once determined, the surrender charge will remain the same for five years following the issue date. Thereafter, it declines monthly so that beginning sixteen years after the issue date (assuming no increases in the specified amount) the surrender charge will be zero.

If you increase the specified amount, a new surrender charge will be applicable, in addition to the then existing surrender charge. This charge will be determined based on the Insured's attained age, risk class, and in most states, sex of the Insured. The surrender charge applicable to the increase will be 70% of the surrender charge on a new policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.


Surrender Charges on Full and Partial Surrenders

Full Surrender: All applicable surrender charges are imposed.

Partial Surrender: A proportional percentage of all surrender charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the fixed account value and the separate account value less full surrender charges. When a partial surrender is made, any applicable remaining surrender charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the total account value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the Insured's age, risk class and in most states, sex of the Insured.


Policy Choices

When you buy a Policy, you make four important choices:

 1) Which one of the two death benefit options you would like;

 2) Whether you want the guaranteed death benefit provision, and to what age;


 3) The amount of premium you intend to pay; and

 4) The way your premiums will be allocated to the Funds and/or the Fixed
    Account.

Each of these choices is described in detail below.

Death Benefit

At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

Under Option 1, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the total account value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level death benefit.

Under Option 2, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), plus the total account value, or the applicable percentage (described above) of the total account value. Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.


Under both Option 1 and Option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.


Guaranteed Death Benefit Provision

The guaranteed death benefit provision assures that, as long as the guaranteed death benefit premium test as described below is met, the Policy will stay in force even if the cash value is insufficient to cover the current monthly deductions. The guaranteed death benefit premium is a specified amount of premium required to keep the Policy in force to either age 80 or age 100.

The guaranteed death benefit provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The guaranteed death benefit provision is available to age 80 or to age 100.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit provision. In order for the guaranteed death benefit provision to be in effect, the sum of all premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the policy's issue date.

However, if these premiums are not sufficient, the policy owner will be notified and given two months (61 days in New Jersey) to pay the amount needed. If the guaranteed death benefit provision to age 100 had been in place, and the amount needed is not received within the two-month period; the guaranteed death benefit provision to age 80 will be substituted, if there is enough premium; if not the guaranteed death benefit provision to age 100 will terminate. If the guaranteed death benefit provision to age 80 had been in place and the amount needed is not received within the two-month period (61 days in New Jersey), the guaranteed death benefit provision will terminate.

If a guaranteed death benefit provision is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit provision test has been met.


Premium Payments

During the first five policy years, payment of the basic premium assures that the Policy will remain in force, as long as there are no surrenders or loans taken during that time. The basic premium is stated in the Policy. If basic premiums are not paid, or there are surrenders or loans taken during the first five policy years, the Policy will lapse if the cash surrender value is less than the next monthly deduction.

Basic premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the basic premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.

After the first five policy years, your Policy will not lapse as long as the Policy's cash surrender value is sufficient to cover the next monthly deduction.

Planned premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional premiums are any premiums you pay in addition to planned premiums.

Payment of basic premiums, planned premiums, or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. Not paying your planned premiums can, however, cause the guaranteed death benefit provision to terminate. (See "Guaranteed Death Benefit Provision.")

You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

o We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options.


o In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

o If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided.


o After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the accumulation unit value as of the next valuation period after each payment is received in the Administrative Office.


o You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.


We may backdate a Policy, upon request and under limited circumstances, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular policy specified amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is invested in the separate account. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account and you are credited with accumulation units. You cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values--Total Account Value.")

Transfers and Allocations to Funding Options

At purchase, you must decide how to allocate your net premiums among the Funds and/or the Fixed Account. Net premiums must be allocated in whole percentages.

Up until the maturity date, you may transfer policy values from one Fund to another at any time, or from Variable Life Account B to the Fixed Account. And, within the 45 days after each policy anniversary, you may also transfer a portion of the fixed account value to one or more Funds before the maturity date. This type of transfer is allowed only once in the 45-day period after the policy anniversary and will be effective as of the next valuation period after your request is received in good order at the Administrative Office. The amount of such transfer cannot exceed the greater of (a) 25% of the fixed account value, or (b) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time.

Any transfer among the Funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined for the valuation period in which a written request is received at our Administrative Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.

Order for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.


Limits on Frequent Transfers

The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a Fund and raise its expenses. This in turn can have an adverse effect on Fund performance. Accordingly, organizations and individuals who use market-timing investment strategies and make frequent transfers should not purchase the Policy.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

(1) Not accepting transfer instructions from an agent acting on behalf of more than one policy owner; and

(2) Not accepting preauthorized transfer forms from market-timers or other entities acting on behalf of more than one policy owner at a time.

We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.


Telephone Transfers


You may request a transfer of account values either in writing or by telephone. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the policyowner and returned to the Administrative Office. Once the form is processed, the policy owner may request a transfer by telephoning the Administrative Office. All transfers must be in accordance with the terms of the Policy.

Transfer instructions are currently accepted for each valuation period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the policy owner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.


Automated Transfers (Dollar Cost Averaging)

Dollar cost averaging describes a program of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of fund account values on a monthly or quarterly basis from the Aetna Money Market VP to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the Aetna Money Market VP in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.


Policy Values

Total Account Value

The total account value is the sum of the fixed account value, the separate account value and the loan account value.

Once your Policy has been issued, each net premium (the premium paid less the premium load) allocated to a variable funding option of the Separate Account is credited in the form of accumulation units of the funding option, based on that funding option's accumulation unit value (AUV). Each net premium will be credited to your Policy at the AUV determined for the valuation period in which it is received and accepted by us at our Administrative Office following the issue date of the Policy. The number of accumulation units credited is determined by dividing the net premium by the value of an accumulation unit next computed after we receive the premium. Shares in the Funds are purchased by the separate account at the net asset value determined by the Fund for the valuation period in which the net premium is received by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.

The total account value of your Policy is determined by:

(a) multiplying the total number of accumulation units credited to the Policy for each applicable Fund by its appropriate current AUV;


(b) if you have elected a combination of Funds, totaling the resulting values;
and


(c) adding any fixed account or loan account values.

The number of accumulation units credited to a Policy will not be changed by any subsequent change in the value of an accumulation unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The fixed account value reflects amounts allocated to the General Account through payment of premiums or transfers from the separate account. The fixed account value is guaranteed; however, there is no assurance that the separate account value of the Policy will equal or exceed the net premiums paid and allocated to the separate account.

The loan account value is the sum of all unpaid loans, preferred and nonpreferred.

You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current AUV, the separate account value, the fixed account value, and the total account value.



Accumulation Unit Value

The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund as follows.


The net investment rate equals


(a) the net assets of the Fund held in Variable Life Account B at the end of a valuation period, minus

(b) the net assets of the Fund held in Variable Life Account B at the beginning of that valuation period, plus or minus


(c) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B (with any federal tax liability offset by foreign tax credits to the extent allowed), divided by


(d) the value of the accumulation units held by Variable Life Account B at the beginning of the valuation period, minus


(e) a daily charge for mortality and expense risk, and administrative expenses.


(See "Charges and Fees Assessed against the Separate Account.")

Maturity Value


The maturity value of your Policy depends on whether or not the guaranteed death benefit provision is in effect. If it is, the maturity value is the greater of the total account value and the specified amount on the maturity date, less the amount necessary to repay all loans in full. If it is not, the maturity value is the total account value on the maturity date, less the amount necessary to repay all loans in full.


Cash Surrender Value


The cash surrender value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the total account value minus the applicable surrender charge and the amount necessary to repay any loans in full. All or part of the cash surrender value may be applied to one or more of the settlement options. (See "Surrender Charge.")


Policy Rights

Partial Surrenders

A partial surrender may be made at any time after the first policy year.

The amount of a partial surrender may not exceed the cash surrender value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a settlement option.

For an Option 1 Policy (see "Death Benefit"), a partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an Option 2 Policy (see "Death Benefit"), a partial surrender will reduce the total account value and the death benefit, but it will not reduce the specified amount.

Payment of any amount due from the separate account values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment from the fixed account values may be deferred up to 6 months, except when used to pay premiums to the Company.

The specified amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the specified amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your total account value is attributable to more than one funding option, the surrender charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the accumulation unit values in each funding option.

No-Lapse Coverage Provision

This Policy will not terminate during the five-year period after its issue date or the issue date of any increase if, on each monthly deduction day within that period, the sum of premiums paid equals or exceeds:

 1) the sum of the basic premiums for each Policy month from the issue date, including the current month; plus


 2) any partial surrenders; plus


 3) any increase in loan account value since the Policy's issue date or the issue date of any increase.

If, on each monthly deduction day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the cash surrender value is insufficient to cover the current monthly deduction, the grace period provision will apply. (See "Grace Period.")

After the five-year period expires, and depending on the investment performance of the Funds, the total account value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the guaranteed death benefit provision has been elected.


Reinstatement of a Lapsed Policy

A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five policy years, or during the first five policy years if your basic premiums are not current.

You can apply for reinstatement within five years after the date of termination and before the maturity date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus two additional monthly deductions.

If the Policy is reinstated within five years of this policy's issue date or while the no-lapse coverage provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the loan account value will be reinstated to the point they were on the date of lapse. However, the guaranteed death benefit provision will not be reinstated.

If the Policy is reinstated after the no-lapse coverage provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the monthly deduction day following our approval. This Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated, and the guaranteed death benefit will not be reinstated.

If the Policy's cash surrender value less any loan account value plus accrued interest is not sufficient to cover the full surrender charge at the time of lapse, the remaining portion of the surrender charge will also be reinstated at the time of Policy reinstatement.


Policy Loans: Preferred and Nonpreferred

Unless otherwise required by state law, the maximum loan amount is 90% of the cash surrender value at the time of a loan.

Loans taken during the first ten policy years are considered nonpreferred loans. Beginning in the eleventh policy year, up to 10% of the maximum loan amount available at the beginning of a policy year can be taken as a preferred loan during that policy year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the loan account value.


If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:


 1) The monthly average (i.e., the composite yield on corporate bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs, or


 2) 5.5%.


Increases or decreases to the current interest rate will occur only when the new policy year's annual interest rate is greater or lower than the prior policy year's annual interest rate by at least 0.5%.


We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable by you once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest you do not pay when due becomes part of the loan and bears interest.


An amount equal to what you receive for a loan, together with any interest accrued but not paid, will be added to the loan account value. We will credit interest on the loan account value. The loan account value for nonpreferred loans will be credited interest, during any policy year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.

The loan account value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and fixed account value in proportion to the value of the Policy attributable to each funding option and the Fixed Account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment.

The amount necessary to repay all loans in full is the loan account value plus any interest accrued since the last policy anniversary. Such interest is payable in order to discharge any policy indebtedness.


Policy Changes
You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.


Increases: Beginning in the second policy year, you may increase the specified amount of your Policy subject to the following conditions:


o Satisfactory evidence of insurability may be required.

o The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from the total account value and (b) the amount of the increase, divided by 1000, times the applicable cost of insurance rate.

o An increase in the specified amount will increase the surrender charge.

o The basic monthly premium will be increased when the specified amount is increased. The Policy will not terminate within five years of the Issue Date of the increase if the conditions of this provision and the no-lapse coverage provision are met.

o Increases through the fifth year are limited to four times the initial specified amount.

o Increases in the specified amount will increase the guaranteed death benefit provision amount and will affect the guaranteed death benefit premium.

Decreases: Beginning in the sixth policy year decreases will be allowed, however:

o No decrease may reduce the specified amount to less than the minimum for this type of policy. (See Death Benefit.)

o Any decrease will cause a decrease in the guaranteed death benefit provision.

Death Benefit Option Change: A death benefit option change will be allowed, subject to the following conditions:

o The change will take effect on the monthly deduction day on or next following the date on which the Administrative Office receives your written request.

o There will be no change in the surrender charge, and evidence of insurability may be required.

o We will not allow a change in the death benefit option if the specified amount will be reduced below the minimum specified amount.

o Changes from Option 1 to Option 2 are allowed beginning in the sixth policy year. The new specified amount will equal the specified amount less the total account value at the time of the change.*

o Changes from Option 2 to Option 1 are allowed after the first policy year. The new specified amount will equal the specified amount plus the total account value as of the time of the change.*

*Changes in the death benefit option also affect the guaranteed death benefit provision amount and the guaranteed death benefit premium.


Right to Examine the Policy


The Policy has a period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of

(1) the difference between payments made and amounts allocated to the separate account, plus

(2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us, plus

(3) any fees imposed on the amounts allocated to the separate account.

If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

Death Benefit

The death benefit is the amount payable to the beneficiary upon the death of the Insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the Insured's death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options. (See "Settlement Options.")

Payment of the death benefit may be delayed if the Policy is being contested. While the Insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the Insured's death.

All or a part of the death benefit may be applied under one or more of the settlement options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit due will be paid as elected.


Policy Settlement

There are several ways in which a beneficiary may receive annuity payments from a death benefit. These are called settlement options. If the Owner surrenders the Policy, settlement options are available for the amount of the policy cash surrender value.

Proceeds in the form of settlement options are payable by the Company upon the Insured's death, upon maturity of the policy, or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

A written request may be made to elect, change, or revoke a settlement option before payments begin under any settlement option. This request must be in form satisfactory to us, and will take effect upon its filing at our Administrative Office. If no settlement option has been elected by the policy owner when the death benefit becomes payable to the beneficiary, that beneficiary may make the election.

The first variable settlement option payment will be as of the tenth valuation period following our receipt of the properly completed election form.


Settlement Options


Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time. The person receiving the payments is called the annuitant.


Option 1 -- Payment of interest on the sum left with us;

Option 2 -- Payments for a stated number of years, at least three but no more than thirty;


Option 3 -- Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

Option 4 -- Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:


 a) 100% of the payment to continue to the survivor;

 b) 66 2/3% of the payment to continue to the survivor;

 c) 50% of the payment to continue to the survivor;

 d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor;


 e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.


In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under Option 1 will be held by us in the General Account. Proceeds in the General Account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.


Under Option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.


Proceeds applied under Options 2, 3 and 4 will be held (a) in the General Account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.


If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the assumed net investment rate. This rate will be 31/2% per year, unless a 5% annual rate is chosen. The assumed net investment rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 31/2% assumed net investment rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.


If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

 a) 4.75% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 31/2% is chosen; or

 b) 6.25% on an annual basis, plus an annual return of up to .25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 5% is chosen.

Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.


As to funds held under Option 1, the annuitant may elect to make a withdrawal or to change options. Under Option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the Fixed Account may not be withdrawn under Option 2. No withdrawals or changes of option may be made under Options 3 and 4.

When an annuitant dies while receiving payments under Option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under Option 1, the current value of the option will be paid in one sum to the beneficiary, or to the annuitant's estate.

If the annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (Option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.


Calculation of Settlement Payments
When you have chosen payment on a variable basis, the first payment is calculated as follows:

 a) the portion of the proceeds applied to make payments on the variable basis; divided by

 b) 1,000; times

 c) the payment rate per $1000 of proceeds for the option chosen as shown in the policy.

Such amount, or portion, of the variable payment will be divided by the settlement option unit value (described below), as of the tenth valuation period before the due date of the first payment, to determine the number of settlement option units. Each future payment is equal to the number of settlement option units, times the settlement option unit value as of the tenth valuation period prior to the due date of the payment.

For any valuation period, the Fund(s) settlement option unit value is equal to:

 a) The settlement option unit value for the previous valuation period; times

 b) The net return factor (as defined below) for the valuation period; times

 c) A factor to reflect the assumed net investment rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.


The net return factor equals:

 1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period; minus

 2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period; plus or minus


 3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by


 4) The value of settlement option units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period; minus


 5) A daily charge at an annual rate of 1.25% for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of settlement option units remains fixed. However, the dollar value of the settlement option unit values and the payment may increase or decrease due to investment gain or loss.


Payments will not be affected by changes in the mortality or expense results or administrative expense charges.

Special Plans
Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.


The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.

Directors & Officers


Name and Address*
-----------------
Position with Company                         Business Experience During Past 5 Years
---------------------                         ---------------------------------------
Thomas J. McInerney         President (since October 1998) Aetna Investment Advisor Holding
Director, President and     Company, Inc., Aetna Retail Holding Company, Inc., Aetna Services
Chairman, Executive         Holding Company, Inc.; President (since September 1997) Aetna Life
Committee (Principal        Insurance and Annuity Company; President (since September 1997) Aetna
Executive Officer)          Insurance Company of America; President (since September 1997) Aetna
                            Retirement Holdings, Inc.; President (since August 1997) Aetna
                            Retirement Services, Inc.; Executive Vice President (since August 1997)
                            Aetna Inc., Aetna Services, Inc. and Aetna Life Insurance Company; Vice
                            President, Strategy (March 1997 - August 1997) Aetna Inc., Aetna
                            Services, Inc. and Aetna Life Insurance Company; Vice President, Sales
                            (December 1996 - March 1997) and Vice President National Accounts
                            (April 1996 - March 1997) Aetna US Healthcare Inc.; Vice President,
                            Strategy, Finance, & Administration (July 1995 - April 1996) Aetna Inc.;
                            Vice President, Guaranteed Products (November 1992 - July 1995) Aetna
                            Life Insurance Company.
Shaun P. Mathews            President (December 1998 - February 1999) Aetna Investment Services,
Director and Senior Vice    Inc.; Senior Vice President (since October 1998) Aetna Investment
President                   Advisor Holding Company, Inc., Aetna Retail Holding Company, Inc.,
                            Aetna Services Holding Company, Inc.; Senior Vice President, Product
                            and Brand Management (since September 1998), Senior Vice President,
                            Product Management (September 1997 - September 1998),
                            Vice President, Products Group (February 1996 - September 1997),
                            Senior Vice President, Strategic Markets and Products (February 1993 -
                            February 1996) Aetna Life Insurance and Annuity Company.
Catherine Hale Smith        Senior Vice President (since October 1998) Aetna Investment Advisor
Director, Chief Financial   Holding Company, Inc., Aetna Retail Holding Company, Inc., Aetna
Officer and Senior Vice     Services Holding Company, Inc.; Chief Financial Officer and Senior Vice
President                   President, Business Strategy and Finance (Since February 1998) Aetna
                            Life Insurance and Annuity Company; Director and Senior Vice President
                            (since March 1999), Chief Financial Officer (since February 1998) Aetna
                            Retirement Services, Inc.; Vice President, Strategy, Finance and
                            Administration, Financial Relations (September 1996 - February 1998)
                            Aetna Inc.; Chief of Staff, Health/Group Life, Strategy and Communication
                            (April 1993 - September 1996) Aetna Life Insurance Company.

Name and Address*
-----------------
Position with Company                       Business Experience During Past 5 Years
---------------------                       ---------------------------------------
Kirk P. Wickman            Vice President, General Counsel and Corporate Secretary (since October
Senior Vice President,     1998) Aetna Investment Advisor Holding Company, Inc., Aetna Retail
General Counsel and        Holding Company, Inc., Aetna Services Holding Company, Inc.; Vice
Corporate Secretary        President, General Counsel and Assistant Secretary (since April 1997)
                           Aetna Retirement Services, Inc.; Senior Vice President (since March
                           1999), Vice President (November 1996 - March 1999), General Counsel
                           and Corporate Secretary (since November 1996) Aetna Life Insurance and
                           Annuity Company; Vice President and Counsel (June 1992 - November
                           1996) Aetna Life Insurance Company.
Deborah Koltenuk           Vice President, Treasurer and Corporate Controller (since October 1998)
Vice President and         Aetna Investment Advisor Holding Company, Inc., Aetna Retail Holding
Treasurer, Corporate       Company, Inc., Aetna Services Holding Company, Inc.; Vice President,
Controller                 Treasurer and Corporate Controller (since July 1996), Aetna Life
                           Insurance and Annuity Company and Aetna Retirement Holdings, Inc.;
                           Vice President, Investment Financial Reporting and Securities Operations
                           (April 1996 - July 1996), Aetna Life Insurance Company; Vice President,
                           Investment Planning and Financial Reporting (October 1994 - April 1996),
                           The Aetna Casualty and Surety Company and The Standard Fire and
                           Insurance Company; Assistant Vice President, Finance and Administration
                           (June 1994 - October 1994), Aetna Life Insurance Company; Controller
                           (September 1993 - June 1994), Aetna Information Technology.
Therese A. Squillacote     Vice President and Chief Compliance Officer (since February 1999) Aetna
Vice President and Chief   Insurance Company of America; Vice President and Chief Compliance
Compliance Officer         Officer (since December 1998) Aetna Life Insurance and Annuity
                           Company; Vice President and Chief Compliance Officer (since December
                           1998) Aetna Investment Services, Inc.; Chief Compliance Officer (since
                           December 1998) Systematized Benefits Administrators, Inc.; Vice
                           President, Compliance (since March 1998) Aetna Financial Services, Inc.;
                           Compliance Manager (May 1997 to December 1998) Aetna Life Insurance
                           and Annuity Company; Registered Principal (since July 1997) Aetna
                           Investment Services, Inc.; Director, Compliance (December 1995 to May
                           1997) Connecticut General Life Insurance Company; Registered Principal
                           (December 1995 to May 1997) CIGNA Financial Advisors, Inc.; Chief
                           Compliance Officer (September 1989 - December 1995) G.R. Phelps &
                           Co., Inc.; Chief Compliance Officer (December 1992 - December 1995)
                           Connecticut Mutual Financial Services, Inc.


*The address of all Directors and Officers listed is 151 Farmington Avenue, Hartford, Connecticut.

 These individuals may also be directors and/or officers of other affiliates of the Company.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in the amount of $60 million issued by Aetna Casualty and Surety Company.

Additional Information

Reports to Policy Owners

Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we will send you a report containing the following information:

 1) A statement of changes in the total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

 2) Cash surrender value, death benefit, and any loan account value as of the policy anniversary;

 3) A projection of the total account value, loan account value and cash surrender value as of the succeeding policy anniversary.
If you have policy values funded in either Separate Account you will receive such additional periodic reports as may be required by the Commission.


Some state laws require additional reports; these requirements vary from state to state.

Right to Instruct Voting of Fund Shares

In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each Separate Account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

The number of votes each policy owner is entitled to direct with respect to a Fund will be determined by dividing the portion of total account value attributable to a Fund, if any, by the net asset value of one share in the Fund. During the settlement option period, the number of votes is determined by dividing the valuation reserve attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the total account value or the valuation reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.


The number of shares which a person has a right to vote will be determined as of a date to be chosen by us, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.


Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B. Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.


Disregard of Voting Instructions
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policy owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the Separate Accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to policy owners.


State Regulation

We are subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.


We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

Legal Matters
The Company knows of no material legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

The legal validity of the securities described in the prospectus has been passed on by Counsel for the Company.

The Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.


The Policies are offered for sale in all jurisdictions where we are authorized to do business except Guam, Puerto Rico, and the Virgin Islands.

Distribution of the Policies

The Company will serve as underwriter of the securities offered hereunder as defined by the federal securities laws. The Company is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The Company will contract with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to offer and sell the Policies. The Company may also offer and sell policies directly. All persons selling the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.

The maximum commission payable by the Company to salespersons and their supervising broker-dealers for policy distribution is 55% of the guaranteed death benefit premium to age 80, or, in the event of an increase in the specified amount, 55% of the guaranteed death benefit premium to age

80, attributable to the increase. In lieu of premium-based commission, the Company may pay equivalent amounts based on total account value. In particular circumstances, we may also pay certain of these professionals for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, all such compensation will be paid in accordance with NASD rules.


The Company may also contract with independent third party broker-dealers who will act as wholesalers by assisting the Company in finding broker-dealers to offer and sell the Policies. These parties may also provide training, marketing and other sales related functions for the Company and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. The Company may pay such parties compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.


Records and Accounts

All records and accounts relating to the separate accounts and the Funds will be maintained by the Company. All reports required to be made and information required to be given will be provided by the Company.



Independent Auditors

KPMG LLP, City Place II, Hartford Connecticut 06103-4103, are the independent auditors for the separate account and for the Company. The services provided to the separate account include primarily the examination of the separate account's financial statements and review of filings made with the Commission.



Year 2000

As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.

The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, brokers, dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communications with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Tax Matters
General
The following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on the Company's understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person or persons contemplating the purchase of or the exercise of elections under the Policy described in this Prospectus should seek competent tax advice.

Federal Tax Status of the Company

The Company is taxed as a life insurance company under the Code. The separate account is a not a separate entity from the Company. Therefore, the separate account is not taxed separately as a "regulated investment company", but is taxed as part of the Company. Investment income and realized capital gains attributable to the separate account are automatically applied to increase reserves under the policy. Because of this, under existing federal income tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the policy. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to the policy) to set aside provisions to pay such taxes.


Life Insurance Qualification

Section 7702 of the Code includes a definition of life insurance for tax purposes. These rules generally place limits on the amount of premiums payable under the contract and the level of cash surrender value. In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of Section 7702, and proposed regulations governing mortality charges were issued in 1991. The Company believes that the Policy meets the statutory definition of life insurance. As such, and assuming the diversification standards of Section 817(h) (discussed below) are satisfied, then except in limited circumstances
(a) death benefits paid under the Policy should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Code, and (b) a policy owner should not generally be taxed on the cash value under a Policy, including increments thereof, prior to actual receipt. The principal exceptions to these rules are corporations that are subject to the alternative minimum tax, and thus may be subject to tax on increments in the Policy's total account value, and policy owners who acquire a Policy in a "transfer for value" and thus can become subject to tax on the portion of the death benefit which exceeds the total of their cost of acquisition and subsequent premium payments.

The Company intends to comply with any future final regulations issued under Sections 7702 and 817(h) of the Code, and therefore reserves the right to make such changes as it deems necessary to ensure such compliance. Any such changes will apply uniformly to affected policy owners and will be made only after advance written notice.


General Rules

Upon the surrender or cancellation of any Policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts" below), the policy owner will be taxed on the surrender value only to the extent that it exceeds the gross premiums paid less prior untaxed withdrawals. The amount of any unpaid policy loans will, upon surrender, be added to the surrender value and will be treated for this purpose as if it had been received.

Assuming the Policy is not a modified endowment contract, the proceeds of any partial surrenders are generally not taxable unless the total amount received due to such surrenders exceeds total premiums paid less prior untaxed partial surrender amounts. However, partial surrenders made within the first 15 policy years in connection with reductions in death benefits may be taxable in limited circumstances in certain limited instances where the surrender value plus any unpaid Policy debt exceeds the total premiums paid less the untaxed portion of any prior partial surrenders. This result may occur even if the total amount of any partial surrenders does not exceed total premiums paid to that date.

Loans received under the Policy will ordinarily be considered indebtedness of the policy owner, and assuming the Policy is not considered a modified endowment contract, policy loans will not be treated as current distributions subject to tax. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest."


Modified Endowment Contracts

A class of contracts known as "modified endowment contracts" has been created under Section 7702A of the Code. The tax rules applicable to loan proceeds and proceeds of a partial surrender of any Policy that is considered to be a modified endowment contract will differ from the general rules noted above.

A contract will be considered a modified endowment contract if it fails the "7-pay test." A Policy fails the 7-pay test if, at any time in the first seven policy years, the amount paid into the Policy exceeds the amount that would have been paid had the Policy provided for the payment of seven (7) level annual premiums. In the event of a distribution under the Policy, the Company will notify the policy owner if the Policy is a modified endowment contract.

Each Policy is subject to testing under the 7-pay test during the first seven policy years and at any time a material change takes effect. A material change, for these purposes, includes the exchange of a life insurance policy for another life insurance policy or the conversion of a term life insurance policy into a whole life or universal life insurance policy. In addition, an increase in the future benefits provided constitutes a material change unless the increase is attributable to (1) the payment of premiums necessary to fund the lowest death benefit payable in the first seven policy years or (2) the crediting of interest or other earnings with respect to such premiums. A reduction in death benefits during the first seven policy years may also cause a Policy to be considered a modified endowment contract.

If the Policy is considered to be a modified endowment contract, the proceeds of any partial surrenders, any policy loans and most assignments, will be currently taxable to the extent that the Policy's total account value immediately before payment exceeds gross premiums paid (increased by the amount of loans previously taxed and reduced by untaxed amounts previously received). These rules may also apply to policy loans or partial surrender proceeds received during the two-year period prior to the time that a Policy becomes a modified endowment contract. If the Policy becomes a modified endowment contract, it may be aggregated with other modified endowment contracts purchased by you from the Company (and its affiliates) during any one calendar year for purposes of determining the taxable portion of withdrawals from the Policy.

A penalty tax equal to 10% of the amount includable in income will apply to the taxable portion of the proceeds of any policy surrender or policy loan received by any policy owner of a modified endowment contract who is not an individual. The penalty tax will also apply where taxable policy loans are received by an individual who has not reached the age of 591/2. Taxable policy distributions made to an individual who has not reached the age of 591/2 will also be subject to the penalty tax unless those distributions are attributable to the individual becoming disabled, or are part of a series of equal periodic payments made not less frequently than annually for the life or life expectancy of such individual (i.e., an annuity).


Diversification Standards

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The separate account, through the Funds, intends to comply with these requirements.


Investor Control
In certain circumstances, owners of variable contracts may be considered the owners for federal income tax purposes of the assets of the separate account used to support their contracts. In those circumstances, income and gains from separate account assets would be includable in the variable contractowner's gross income. In several rulings published prior to the enactment of Section 817(h), the IRS stated that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations under Section 817(h) concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., you), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Funds without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from those described by the IRS in pre-Section 817(h) rulings in which it was determined that policy owners were not owners of separate account assets. For example, a policy owner has additional flexibility in allocating premium payments and account values. While the Company does not believe that these differences would result in a policy owner being treated as the owner of a pro rata portion of the assets of the separate account, there is no regulation or ruling of the IRS that confirms this conclusion. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a policy owner from being considered the owner of a pro rata share of the assets of the separate account.


Other Tax Considerations

Business-owned life insurance may be subject to certain additional rules.
Section 264(a)(1) of the Code generally prohibits employers from deducting premiums on policies covering officers, employees or other financially interested parties where the employer is a beneficiary under the Policy. Additions to the Policy's total account value may also be subject to tax under the corporation alternative minimum tax provisions. In addition, Section 264(a)(4) of the Code limits the policy owner's deduction for interest on loans taken against life insurance covering the lives of officers, employees, or other financially interested in the policy owner's trade or business. Under current tax law, interest may generally be deducted on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering each officer, employee or others who may have a financial interest in the policy owner's trade or business.

Generally, a key person means an officer or a 20 percent owner. However, the number of key persons will be limited to the greater of (a) 5 individuals, or
(b) the lesser of 5 percent of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these contracts will be capped based on applicable Moody's corporate bond rates.

Section 264(f) of the Code denies a deduction for a portion of a policy owner's otherwise deductible interest that is allocable to unborrowed policy cash values. The nondeductible interest amount is the amount that bears the same ratio to such interest as the company's average unborrowed cash value of life insurance and annuity policies issued after June 8, 1997 bears to the sum of the average unborrowed cash values of policies plus the average adjusted tax basis of other assets owned by the company. This provision does not apply to policies in which the insured is a 20 percent owner, officer, director or employee of the business, including policies jointly covering such individual and his or her spouse. The rule also will not apply where the policy owner is a natural person, unless a trade or business is directly or indirectly the beneficiary of the policy.

Depending on the circumstances, the exchange of a policy, a change in the Policy's death benefit option, a policy loan, a full or partial surrender, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance and other tax consequences of policy ownership, premium payments and receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary.


Withholding
Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of a distribution we make to you that is includable in your income. If you do not wish us to withhold tax from the payment, or if enough is not withheld, you may have to pay later. You may also have to pay penalties if your withholding and estimated tax payments are insufficient.

Miscellaneous Policy Provisions

The Policy
The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.


Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the policy owner.


Payment of Benefits
All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

Age and Sex
If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the Insured's sex is inapplicable.)

Incontestability

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the Insured for a period of two years from the policy issue date. Our right to contest coverage is not affected by the guaranteed death benefit provision.


For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the Insured more than two years from its effective date.

Suicide

In most states, if the Insured commits suicide within two years from the issue date, the only benefit paid will be the sum of:

 a) premiums paid less amounts allocated to the separate account; and

 b) the separate account value on the date of suicide, plus the portion of the monthly deduction from the separate account value, minus

 c) the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the Fixed Account.

If the Insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deduction for the increase, in lieu of the face amount of the increase.


All amounts described in (a) and (c) above will be calculated as of the date of death.

Coverage Beyond Maturity

The Policy is considered matured on the issue date anniversary on which the Insured reaches attained age 100. This is the maturity date.

You may, by written request, in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At Age 100, the separate account value will be transferred to the Fixed Account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a cost of insurance rate equal to zero (this provision is not available in New York).

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.")


Protection of Proceeds
To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

Nonparticipation
The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

Illustrations of Death Benefit,
Total Account Values and
Cash Surrender Values

The tables on the following pages illustrate how the death benefit, total account values, and cash surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and cash surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the special plans section of this Prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The death benefit, total account values, and cash surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum Cost of Insurance rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each policy year. Tables III, IV, VII and VIII assume that the current scale of Cost of Insurance Rates applies during all policy years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.

The amounts shown for death benefit, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the separate account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.71%, 4.29%, and 10.29%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.11%, 3.89%, and 9.89%, respectively.

The investment advisory fees and other Fund expenses vary by Fund from .34% to 1.00%. An arithmetic average of .71% has been used for the illustrations.

The hypothetical values shown in the tables do not reflect any separate account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed Insured's age, sex of Insured (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AetnaVest Plus Policy
                                    Table I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES

             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED

          $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000       4,329      4,648       4,967        657        976      1,295
 2                14,465    500,000    500,000    500,000       8,604      9,516      10,469      4,932      5,844      6,797
 3                22,244    500,000    500,000    500,000      12,665     14,450      16,390      8,993     10,778     12,718
 4                30,412    500,000    500,000    500,000      16,508     19,443      22,766     12,836     15,771     19,094
 5                38,989    500,000    500,000    500,000      20,120     24,483      29,629     16,448     20,811     25,957
 6                47,994    500,000    500,000    500,000      23,499     29,565      37,025     20,164     26,230     33,690
 7                57,450    500,000    500,000    500,000      26,618     34,663      44,981     23,650     31,695     42,013
 8                67,379    500,000    500,000    500,000      29,451     39,748      53,530     26,850     37,147     50,929
 9                77,803    500,000    500,000    500,000      31,978     44,798      62,717     29,744     42,564     60,483
10                88,750    500,000    500,000    500,000      34,165     49,775      72,579     32,298     47,908     70,712
15               152,258    500,000    500,000    500,000      39,133     72,540     134,309     39,102     72,509    134,278
20               233,313    500,000    500,000    500,000      30,237     87,371     225,629     30,237     87,371    225,629
25               336,762    500,000    500,000    500,000           0     82,454     369,735          0     82,454    369,735
30               468,793    500,000    500,000    660,621           0     31,861     617,403          0     31,861    617,403
20 (Age 65)      233,313    500,000    500,000    500,000      30,237     87,371     225,629     30,237     87,371    225,629


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                    Table II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES

             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED

                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000     500,000      1,891      2,061       2,231          0          0          0
 2                 8,782    500,000    500,000     500,000      3,771      4,232       4,715         99        560      1,043
 3                13,505    500,000    500,000     500,000      5,477      6,350       7,305      1,805      2,678      3,633
 4                18,465    500,000    500,000     500,000      7,003      8,404      10,002      3,331      4,732      6,330
 5                23,672    500,000    500,000     500,000      8,333     10,372      12,799      4,661      6,700      9,127
 6                29,139    500,000    500,000     500,000      9,463     12,243      15,698      6,128      8,908     12,363
 7                34,880    500,000    500,000     500,000     10,362     13,978      18,678      7,394     11,010     15,710
 8                40,908    500,000    500,000     500,000     11,001     15,539      21,713      8,400     12,938     19,112
 9                47,238    500,000    500,000     500,000     11,356     16,890      24,783      9,122     14,656     22,549
10                53,884    500,000    500,000     500,000     11,388     17,979      27,850      9,521     16,112     25,983
15                92,443    500,000    500,000     500,000      5,654     17,797      41,961      5,623     17,766     41,930
20               141,655          0    500,000     500,000          0      1,063      48,091          0      1,063     48,091
25               204,463          0          0     500,000          0          0      27,453          0          0     27,453
30               284,624          0          0           0          0          0           0          0          0          0
20 (Age 65)      141,655          0    500,000     500,000          0      1,063      48,091          0      1,063     48,091


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                   Table III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES

              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED

          $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 7,056    500,000    500,000    500,000       4,906      5,248       5,590      1,234      1,576      1,918
 2                14,465    500,000    500,000    500,000       9,812     10,808      11,847      6,140      7,136      8,175
 3                22,244    500,000    500,000    500,000      14,557     16,530      18,672     10,885     12,858     15,000
 4                30,412    500,000    500,000    500,000      19,118     22,395      26,097     15,446     18,723     22,425
 5                38,989    500,000    500,000    500,000      23,470     28,383      34,162     19,798     24,711     30,490
 6                47,994    500,000    500,000    500,000      27,589     34,473      42,907     24,254     31,138     39,572
 7                57,450    500,000    500,000    500,000      31,492     40,683      52,423     28,524     37,715     49,455
 8                67,379    500,000    500,000    500,000      35,191     47,033      62,808     32,590     44,432     60,207
 9                77,803    500,000    500,000    500,000      38,698     53,540      74,170     36,464     51,306     71,936
10                88,750    500,000    500,000    500,000      42,007     60,205      86,610     40,140     58,338     84,743
15               152,258    500,000    500,000    500,000      55,923     96,583     170,247     55,892     96,552    170,216
20               233,313    500,000    500,000    500,000      63,535    137,303     306,510     63,535    137,303    306,510
25               336,762    500,000    500,000    619,990      62,152    181,981     534,474     62,152    181,981    534,474
30               468,793    500,000    500,000    969,883      45,128    228,970     906,432     45,128    228,970    906,432
20 (Age 65)      233,313    500,000    500,000    500,000      63,535    137,303     306,510     63,535    137,303    305,510


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                    Table IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES

              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED

                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,284    500,000    500,000    500,000       2,396      2,584       2,773          0          0          0
 2                 8,782    500,000    500,000    500,000       4,827      5,359       5,915      1,155      1,687      2,243
 3                13,505    500,000    500,000    500,000       7,132      8,166       9,292      3,460      4,494      5,620
 4                18,465    500,000    500,000    500,000       9,285     10,980      12,902      5,613      7,308      9,230
 5                23,672    500,000    500,000    500,000      11,260     13,771      16,739      7,588     10,099     13,067
 6                29,139    500,000    500,000    500,000      13,028     16,508      20,797      9,693     13,173     17,462
 7                34,880    500,000    500,000    500,000      14,606     19,203      25,116     11,638     16,235     22,148
 8                40,908    500,000    500,000    500,000      16,003     21,861      29,733     13,402     19,260     27,132
 9                47,238    500,000    500,000    500,000      17,232     24,492      34,692     14,998     22,258     32,458
10                53,884    500,000    500,000    500,000      18,282     27,084      40,021     16,415     25,217     38,154
15                92,443    500,000    500,000    500,000      21,154     39,696      74,262     21,123     39,665     74,231
20               141,655    500,000    500,000    500,000      17,785     49,105     125,137     17,785     49,105    125,137
25               204,463    500,000    500,000    500,000       4,808     50,880     202,829      4,808     50,880    202,289
30               284,624          0    500,000    500,000           0     34,764     326,922          0     34,764    326,922
20 (Age 65)      141,655    500,000    500,000    500,000      17,785     49,105     125,137     17,785     49,105    125,137


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                    Table V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45

             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED

          $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000       4,026      4,325       4,625        516        815      1,115
 2                13,690    500,000    500,000    500,000       8,012      8,867       9,760      4,502      5,357      6,250
 3                21,052    500,000    500,000    500,000      11,799     13,469      15,286      8,289      9,959     11,776
 4                28,783    500,000    500,000    500,000      15,372     18,116      21,224     11,862     14,606     17,714
 5                36,900    500,000    500,000    500,000      18,732     22,809      27,618     15,222     19,299     24,108
 6                45,423    500,000    500,000    500,000      21,872     27,536      34,504     18,684     24,348     31,316
 7                54,372    500,000    500,000    500,000      24,762     32,271      41,904     21,925     29,434     39,067
 8                63,769    500,000    500,000    500,000      27,388     36,994      49,855     24,902     34,508     47,369
 9                73,635    500,000    500,000    500,000      29,724     41,676      58,390     27,589     39,541     56,255
10                83,995    500,000    500,000    500,000      31,738     46,284      67,544     29,954     44,500     65,760
15               144,102    500,000    500,000    500,000      36,354     67,391     124,799     36,325     67,362    124,770
20               220,814    500,000    500,000    500,000      28,426     81,304     209,183     28,426     81,304    209,183
25               318,722    500,000    500,000    500,000           0     76,943     340,338          0     76,943    340,338
30               443,679    500,000    500,000    605,743           0     31,348     566,115          0     31,348    566,115
20 (Age 65)      220,814    500,000    500,000    500,000      28,426     81,304     209,183     28,426     81,304    209,183


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                    Table VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45

             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED

                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,095    500,000    500,000     500,000      1,755      1,915       2,076          0          0          0
 2                 8,395    500,000    500,000     500,000      3,510      3,944       4,399          0        434        889
 3                12,909    500,000    500,000     500,000      5,103      5,923       6,821      1,593      2,413      3,311
 4                17,650    500,000    500,000     500,000      6,517      7,833       9,333      3,007      4,323      5,823
 5                22,627    500,000    500,000     500,000      7,752      9,665      11,941      4,242      6,155      8,431
 6                27,854    500,000    500,000     500,000      8,798     11,402      14,641      5,610      8,214     11,453
 7                33,342    500,000    500,000     500,000      9,622     13,007      17,408      6,785     10,170     14,571
 8                39,104    500,000    500,000     500,000     10,207     14,451      20,228      7,721     11,965     17,742
 9                45,154    500,000    500,000     500,000     10,523     15,694      23,074      8,388     13,559     20,939
10                51,506    500,000    500,000     500,000     10,535     16,688      25,912      8,751     14,904     24,128
15                88,364    500,000    500,000     500,000      5,248     16,540      39,034      5,219     16,511     39,005
20               135,405          0    500,000     500,000          0      1,512      45,139          0      1,512     45,139
25               195,442          0          0     500,000          0          0      27,080          0          0     27,080
30               272,067          0          0           0          0          0           0          0          0          0
20 (Age 65)      135,405          0    500,000     500,000          0      1,512      45,139          0      1,512     45,139


(1) Assumes no Policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                   Table VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45

              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED

          $3,900.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 6,678    500,000    500,000    500,000       4,594      4,915       5,238      1,084      1,405      1,728
 2                13,690    500,000    500,000    500,000       9,193     10,130      11,107      5,683      6,620      7,597
 3                21,052    500,000    500,000    500,000      13,648     15,502      17,515     10,138     11,992     14,005
 4                28,783    500,000    500,000    500,000      17,935     21,014      24,492     14,425     17,504     20,982
 5                36,900    500,000    500,000    500,000      22,039     26,654      32,082     18,529     23,144     28,572
 6                45,423    500,000    500,000    500,000      25,931     32,397      40,320     22,743     29,209     37,132
 7                54,372    500,000    500,000    500,000      29,631     38,267      49,296     26,794     35,430     46,459
 8                63,769    500,000    500,000    500,000      33,144     44,272      59,093     30,658     41,786     56,607
 9                73,635    500,000    500,000    500,000      36,488     50,438      69,822     34,353     48,303     67,687
10                83,995    500,000    500,000    500,000      39,653     56,762      81,574     37,869     54,978     79,790
15               144,102    500,000    500,000    500,000      53,046     91,307     160,529     53,017     91,278    160,500
20               220,814    500,000    500,000    500,000      60,609    130,022     288,813     60,609    130,022    288,813
25               318,722    500,000    500,000    583,424      59,489    172,112     502,952     59,489    172,112    502,952
30               443,679    500,000    500,000    913,497      43,606    215,701     853,735     43,606    215,701    853,735
20 (Age 65)      220,814    500,000    500,000    500,000      60,609    130,022     288,813     60,609    130,022    288,813


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AetnaVest Plus Policy
                                   Table VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                              UNISEX ISSUE AGE 45

              CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED

                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1


                Premiums             Death Benefit
               Accumulated      Gross Annual Investment             Total Account Value              Cash Surrender Value
                   at                  Return of                Annual Investment Return of      Annual Investment Return of
Policy         5% Interest --------------------------------- --------------------------------- --------------------------------
 Year           Per Year    Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%   Gross 0%   Gross 6%   Gross 12%
------------- ------------ ---------- ---------- ----------- ---------- ---------- ----------- ---------- ---------- ----------
 1                 4,095    500,000    500,000    500,000       2,255      2,434       2,613          0          0          0
 2                 8,395    500,000    500,000    500,000       4,548      5,052       5,579      1,038      1,542      2,069
 3                12,909    500,000    500,000    500,000       6,730      7,710       8,776      3,220      4,200      5,266
 4                17,650    500,000    500,000    500,000       8,775     10,379      12,199      5,265      6,869      8,689
 5                22,627    500,000    500,000    500,000      10,665     13,043      15,853      7,155      9,533     12,343
 6                27,854    500,000    500,000    500,000      12,369     15,666      19,729      9,181     12,478     16,541
 7                33,342    500,000    500,000    500,000      13,907     18,264      23,868     11,070     15,427     21,031
 8                39,104    500,000    500,000    500,000      15,280     20,838      28,303     12,794     18,352     25,817
 9                45,154    500,000    500,000    500,000      16,507     23,402      33,081     14,372     21,267     30,946
10                51,506    500,000    500,000    500,000      17,576     25,943      38,228     15,792     24,159     36,444
15                88,364    500,000    500,000    500,000      20,743     38,470      71,398     20,714     38,441     71,369
20               135,405    500,000    500,000    500,000      18,205     48,333     120,914     18,205     48,333    120,914
25               195,442    500,000    500,000    500,000       6,494     51,117     196,287      6,494     51,117    196,287
30               272,067          0    500,000    500,000           0     37,472     316,028          0     37,472    316,028
20 (Age 65)      135,405    500,000    500,000    500,000      18,205     48,333     120,914     18,205     48,333    120,914


(1) Assumes no Policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.


If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy opwner's allocations, and the Fund's rate of return. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                             FINANCIAL STATEMENTS
                            VARIABLE LIFE ACCOUNT B

                                     Index

                                                                 Page
                                                                 -----
 Statement of Assets and Liabilities .........................   S-2
 Statements of Operations and Changes in Net Assets ..........   S-4
 Condensed Financial Information .............................   S-5
 Notes to Financial Statements ...............................   S-9
 Independent Auditors' Report ................................   S-19

Variable Life Account B
Statement of Assets and Liabilities -- December 31, 1998

ASSETS:
Investments, at net asset value: (Note 1)
                                                                                                       Net
                                                                 Shares              Cost           Assets
                                                                 ------              ----           ------
 Aetna Ascent VP:                                               198,115      $  2,831,006      $  2,777,568
 Aetna Balanced VP:                                           2,167,178        34,177,879        34,089,711
 Aetna Bond VP:                                               2,295,254        29,997,078        29,976,022
 Aetna Crossroads VP:                                           154,345         2,069,533         2,055,869
 Aetna Growth and Income VP:                                  4,919,365       162,790,910       156,730,966
 Aetna Index Plus Large Cap VP:                                 758,705        12,317,717        13,345,627
 Aetna Legacy VP:                                                81,480         1,017,019         1,007,913
 Aetna Money Market VP:                                       2,738,801        36,398,167        36,665,421
 Aetna Small Company VP:                                         77,201         1,010,893           987,401
 Aetna Value Opportunity VP:                                      3,879            43,415            55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                    1,443,313        34,623,612        36,730,553
  Growth Portfolio:                                             429,501        15,334,389        19,271,725
  High Income Portfolio:                                         20,499           259,107           236,353
  Overseas Portfolio:                                           155,353         2,924,055         3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                      172,391         2,863,661         3,130,614
  Contrafund Portfolio:                                       1,569,966        32,468,622        38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:                                  849,184        19,610,984        23,428,999
  Balanced Portfolio:                                           952,003        17,985,644        21,420,076
  Growth Portfolio:                                             994,148        19,672,123        23,402,244
  Worldwide Growth Portfolio:                                 1,497,256        38,062,628        43,555,170
 Oppenheimer Funds:
  Global Securities Fund:                                        14,366           297,779           317,052
  Growth & Income Fund:                                           3,670            64,123            75,171
  Strategic Bond Fund:                                          138,959           694,732           711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:                          554,349        27,030,853        30,733,122
  PPI MFS Research Growth Portfolio:                            982,828        10,760,071        11,734,970
  PPI MFS Value Equity Portfolio:                                21,279           722,801           805,423
  PPI Scudder International Growth Portfolio:                   994,201        15,964,583        16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:                     24,523         1,206,669         1,356,360
                                                                             ------------      ------------
NET ASSETS                                                                   $523,200,053      $552,809,307
                                                                             ============      ============
Net assets represented by:
Policyholders' account values: (Notes 1 and 5)
 Aetna Ascent VP:
  Policyholders' account values .........................................................      $  2,777,568
 Aetna Balanced VP:
  Policyholders' account values .........................................................        34,089,711
 Aetna Bond VP:
  Policyholders' account values .........................................................        29,976,022
 Aetna Crossroads VP:
  Policyholders' account values .........................................................         2,055,869
 Aetna Growth and Income VP:
  Policyholders' account values .........................................................       156,730,966

Variable Life Account B
Statement of Assets and Liabilities -- December 31, 1998 (continued):

 Aetna Index Plus Large Cap VP:
  Policyholders' account values ........................     $ 13,345,627
 Aetna Legacy VP:
  Policyholders' account values ........................        1,007,913
 Aetna Money Market VP:
  Policyholders' account values ........................       36,665,421
 Aetna Small Company VP:
  Policyholders' account values ........................          987,401
 Aetna Value Opportunity VP:
  Policyholders' account values ........................           55,900
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:
   Policyholders' account values .......................       36,730,553
  Growth Portfolio:
   Policyholders' account values .......................       19,271,725
  High Income Portfolio:
   Policyholders' account values .......................          236,353
  Overseas Portfolio:
   Policyholders' account values .......................        3,114,830
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:
   Policyholders' account values .......................        3,130,614
  Contrafund Portfolio:
   Policyholders' account values .......................       38,429,965
 Janus Aspen Series:
  Aggressive Growth Portfolio:
   Policyholders' account values .......................       23,428,999
  Balanced Portfolio:
   Policyholders' account values .......................       21,420,076
  Growth Portfolio:
   Policyholders' account values .......................       23,402,244
  Worldwide Growth Portfolio:
   Policyholders' account values .......................       43,555,170
 Oppenheimer Funds:
  Global Securities Fund:
   Policyholders' account values .......................          317,052
  Growth & Income Fund:
   Policyholders' account values .......................           75,171
  Strategic Bond Fund:
   Policyholders' account values .......................          711,472
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:
   Policyholders' account values .......................       30,733,122
  PPI MFS Research Growth Portfolio:
   Policyholders' account values .......................       11,734,970
  PPI MFS Value Equity Portfolio:
   Policyholders' account values .......................          805,423
  PPI Scudder International Growth Portfolio:
   Policyholders' account values .......................       16,662,810
  PPI T. Rowe Price Growth Equity Portfolio:
   Policyholders' account values .......................        1,356,360
                                                             ------------
                                                             $552,809,307
                                                             ============

See Notes to Financial Statements

Variable Life Account B
Statements of Operations and Changes in Net Assets

                                                                              Year Ended December 31,
                                                                              1998               1997
                                                                        ----------------   ----------------
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends ..........................................................    $  43,340,466      $  35,222,623
Expenses: (Notes 2 and 5)
 Valuation period deductions ........................................       (4,390,578)        (2,713,203)
                                                                         -------------      -------------
Net investment income ...............................................       38,949,888         32,509,420
                                                                         -------------      -------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ................................................      481,590,756        260,329,704
 Cost of investments sold ...........................................      454,360,016        245,858,726
                                                                         -------------      -------------
  Net realized gain .................................................       27,230,740         14,470,978
Net unrealized gain on investments: (Note 5)
 Beginning of year ..................................................       16,987,228         14,132,669
 End of year ........................................................       29,609,254         16,987,228
                                                                         -------------      -------------
  Net change in unrealized gain .....................................       12,622,026          2,854,559
                                                                         -------------      -------------
Net realized and unrealized gain on investments .....................       39,852,766         17,325,537
                                                                         -------------      -------------
Net increase in net assets resulting from operations ................       78,802,654         49,834,957
                                                                         -------------      -------------
FROM UNIT TRANSACTIONS:
Variable life premium payments ......................................      171,088,399        127,736,110
Transfers to the Company for monthly deductions .....................      (29,899,398)       (21,545,914)
Redemptions by contract holders .....................................      (15,359,273)       (24,062,185)
Transfers on account of policy loans ................................       (4,006,080)        (2,875,077)
Other ...............................................................         (342,142)           263,373
                                                                         -------------      -------------
 Net increase in net assets from unit transactions (Note 5) .........      121,481,506         79,516,307
                                                                         -------------      -------------
Change in net assets ................................................      200,284,160        129,351,264
NET ASSETS:
Beginning of year ...................................................      352,525,147        223,173,883
                                                                         -------------      -------------
End of year .........................................................    $ 552,809,307      $ 352,525,147
                                                                         =============      =============

See Notes to Financial Statements

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998

----------------------------------------------------------------------------------------------------------------------------
                                            Value
                                           Per Unit            Increase (Decrease)                  Units
                                   ------------------------        in Value of                   Outstanding       Reserves
                                    Beginning      End of          Accumulation                     at End          at End
                                     of Year        Year               Unit                        of Year         of Year
----------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Aetna Vest                           $14.055      $14.535              3.42%                        16,652.7     $   242,052
Aetna Vest II                         14.040       14.499              3.27%                         9,886.9         143,349
Aetna Vest Plus                       14.040       14.499              3.27%                       144,736.7       2,098,518
Aetna Vest Estate Protector           14.077       14.559              3.42%                        18,230.2         265,412
Aetna Vest Estate Protector II        10.441       10.038             (3.86%)            (3)         2,813.1          28,237
----------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Aetna Vest                            21.286       24.655             15.83%                       107,033.9       2,638,924
Aetna Vest II                         21.515       24.909             15.78%                       225,846.4       5,625,574
Aetna Vest Plus                       18.044       20.890             15.77%                       510,123.9      10,656,282
Aetna Vest Estate Protector           13.554       15.716             15.95%                        23,850.0         374,815
Aetna Vest Estate Protector II        10.434       11.233              7.66%             (3)        40,381.8         453,600
Corporate Specialty Market            15.708       18.186             15.78%                       788,514.1      14,339,789
NYSUT Individual Life                 12.865       13.516              5.06%             (4)            53.8             727
----------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Aetna Vest                            23.428       25.084              7.07%                       256,292.6       6,428,790
Aetna Vest II                         15.752       16.865              7.07%                        73,422.3       1,238,247
Aetna Vest Plus                       12.613       13.505              7.07%                       300,416.1       4,057,035
Aetna Vest Estate Protector           11.224       12.035              7.23%                        24,203.4         291,294
Aetna Vest Estate Protector II        10.069       10.614              5.41%             (2)        41,583.2         441,368
Corporate Specialty Market            12.175       13.035              7.06%                     1,343,974.6      17,518,380
NYSUT Individual Life                 11.028       11.441              3.75%             (4)            79.4             908
----------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Aetna Vest                            13.369       14.040              5.02%                         6,371.5          89,454
Aetna Vest II                         13.356       14.005              4.86%                         3,504.8          49,083
Aetna Vest Plus                       13.356       14.005              4.86%                       132,933.4       1,861,676
Aetna Vest Estate Protector           13.391       14.063              5.02%                           290.5           4,085
Aetna Vest Estate Protector II        10.470       10.244             (2.16%)            (2)         5,034.4          51,571
----------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Aetna Vest                            44.936       50.962             13.41%                     1,299,467.8      66,222,877
Aetna Vest II                         25.085       28.434             13.35%                       793,662.0      22,566,909
Aetna Vest Plus                       21.075       23.889             13.35%                     2,078,634.2      49,657,181
Aetna Vest Estate Protector           15.037       17.070             13.52%                       114,615.8       1,956,460
Aetna Vest Estate Protector II        10.767       10.966              1.85%             (1)        75,394.9         826,779
Corporate Specialty Market            19.039       21.581             13.35%                       717,978.2      15,494,720
NYSUT Individual Life                 13.251       13.623              2.81%             (4)           443.4           6,040
----------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Aetna Vest                            13.081       17.044             30.30%                        59,247.4       1,009,797
Aetna Vest II                         13.081       17.044             30.30%                        16,362.9         278,884
Aetna Vest Plus                       13.081       17.044             30.30%                       322,679.7       5,499,673
Aetna Vest Estate Protector           13.102       17.096             30.48%                        69,615.6       1,190,179
Aetna Vest Estate Protector II        10.794       12.397             14.85%             (1)        78,843.7         977,436
Corporate Specialty Market            13.081       17.044             30.30%                       255,439.6       4,353,649
NYSUT Individual Life                 14.077       15.850             12.60%             (4)         2,271.9          36,009
----------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Aetna Vest                            12.479       13.378              7.20%             (7)           556.2           7,442
Aetna Vest II                         12.604       13.345              5.88%                           925.7          12,353
Aetna Vest Plus                       12.604       13.345              5.88%                        61,022.7         814,343
Aetna Vest Estate Protector           12.638       13.400              6.03%                         2,909.9          38,994
Aetna Vest Estate Protector II        10.310       10.379              0.67%             (2)        12,964.6         134,563
NYSUT Individual Life                 10.310       11.902             15.44%             (2)            18.3             218
----------------------------------------------------------------------------------------------------------------------------

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

--------------------------------------------------------------------------------
                                                                   Value
                                                                  Per Unit
                                                           ---------------------
                                                            Beginning    End of
                                                             of Year      Year
                                                           ----------- ---------
Aetna Money Market VP:
Aetna Vest                                                   $17.310    $18.074
Aetna Vest II                                                 12.653     13.211
Aetna Vest Plus                                               11.892     12.416
Aetna Vest Estate Protector                                   10.807     11.301
Aetna Vest Estate Protector II                                10.045     10.413
Corporate Specialty Market                                    11.377     11.878
NYSUT Individual Life                                         10.603     10.849
--------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                    11.484     10.085
--------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                     9.567     12.266
--------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                    13.788     15.238
Aetna Vest II                                                 13.788     15.238
Aetna Vest Plus                                               13.788     15.238
Aetna Vest Estate Protector                                   13.824     15.301
Aetna Vest Estate Protector II                                10.851     10.733
Corporate Specialty Market                                    15.869     17.538
NYSUT Individual Life                                         12.924     13.031
--------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                    13.759     19.002
--------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                    10.575      9.588
--------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                    12.415     13.859
--------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                    14.361     16.358
--------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                    14.166     18.229
Aetna Vest II                                                 14.166     18.229
Aetna Vest Plus                                               14.166     18.229
Aetna Vest Estate Protector                                   14.203     18.305
Aetna Vest Estate Protector II                                10.825     12.417
Corporate Specialty Market                                    15.236     19.607
NYSUT Individual Life                                         13.744     15.355
--------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                    18.017     23.949
Aetna Vest II                                                 18.017     23.949
Aetna Vest Plus                                               18.017     23.949
Aetna Vest Estate Protector                                   10.944     14.569
Aetna Vest Estate Protector II                                10.705     12.855
Corporate Specialty Market                                    13.519     17.969
NYSUT Individual Life                                         10.705     15.506
--------------------------------------------------------------------------------

                                                            Increase (Decrease)                Units
                                                                in Value of                 Outstanding     Reserves
                                                                Accumulation                   at End        at End
                                                                    Unit                      of Year       of Year
----------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Aetna Vest                                                           4.41%                    118,796.8   $ 2,147,105
Aetna Vest II                                                        4.41%                     42,027.0       555,225
Aetna Vest Plus                                                      4.41%                  1,069,947.5    13,284,681
Aetna Vest Estate Protector                                          4.57%                     57,290.6       647,417
Aetna Vest Estate Protector II                                       3.66%            (1)     276,653.4     2,880,793
Corporate Specialty Market                                           4.40%                  1,436,476.9    17,063,155
NYSUT Individual Life                                                2.32%            (4)       8,023.2        87,045
----------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Corporate Specialty Market                                         (12.18%)           (2)      97,904.2       987,401
----------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Corporate Specialty Market                                          28.21%            (6)       4,557.2        55,900
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Aetna Vest                                                          10.52%                     16,969.9       258,580
Aetna Vest II                                                       10.52%                     14,601.3       222,487
Aetna Vest Plus                                                     10.52%                    670,325.9    10,214,130
Aetna Vest Estate Protector                                         10.68%                    106,752.9     1,633,394
Aetna Vest Estate Protector II                                      (1.09%)           (2)      43,643.7       468,407
Corporate Specialty Market                                          10.52%                  1,364,494.0    23,930,267
NYSUT Individual Life                                                0.83%            (4)         252.3         3,288
----------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Corporate Specialty Market                                          38.11%                  1,014,192.3    19,271,725
----------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Corporate Specialty Market                                          (9.33%)           (3)      24,649.9       236,353
----------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Corporate Specialty Market                                          11.63%                    224,748.4     3,114,830
----------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Corporate Specialty Market                                          13.91%                    191,384.9     3,130,614
----------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Aetna Vest                                                          28.68%                     45,254.8       824,956
Aetna Vest II                                                       28.68%                     17,282.1       315,037
Aetna Vest Plus                                                     28.68%                    582,925.1    10,626,213
Aetna Vest Estate Protector                                         28.88%                     73,829.1     1,351,411
Aetna Vest Estate Protector II                                      14.71%            (1)      55,697.8       691,620
Corporate Specialty Market                                          28.69%                  1,255,443.5    24,615,341
NYSUT Individual Life                                               11.72%            (4)         350.9         5,387
----------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Aetna Vest                                                          32.92%                     49,127.2     1,176,559
Aetna Vest II                                                       32.92%                     35,013.7       838,551
Aetna Vest Plus                                                     32.92%                    525,450.3    12,584,179
Aetna Vest Estate Protector                                         33.12%                     77,832.2     1,133,931
Aetna Vest Estate Protector II                                      20.08%            (3)      29,088.0       373,931
Corporate Specialty Market                                          32.92%                    407,461.9     7,321,785
NYSUT Individual Life                                               44.85%            (3)           4.0            63
----------------------------------------------------------------------------------------------------------------------

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

----------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit         Increase (Decrease)                Units
                                       ----------------------      in Value of                 Outstanding     Reserves
                                        Beginning    End of        Accumulation                   at End        at End
                                         of Year      Year             Unit                      of Year       of Year
------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Aetna Vest                               $16.883    $22.446           32.95%                     12,438.1    $   279,181
Aetna Vest II                             17.015     22.621           32.95%                      6,532.6        147,773
Aetna Vest Plus                           16.875     22.435           32.95%                    385,905.8      8,657,958
Aetna Vest Estate Protector               13.440     17.895           33.15%                     35,860.6        641,715
Aetna Vest Estate Protector II            10.519     12.622           19.99%             (2)     51,710.9        652,707
Corporate Specialty Market                14.799     19.675           32.95%                    561,147.2     11,040,492
NYSUT Individual Life                     13.283     15.198           14.42%             (4)         16.5            250
------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Aetna Vest                                18.105     24.316           34.31%                     35,825.5        871,140
Aetna Vest II                             18.088     24.294           34.31%                     60,612.1      1,472,515
Aetna Vest Plus                           18.063     24.260           34.31%                    556,030.4     13,489,166
Aetna Vest Estate Protector               13.214     17.775           34.52%                     72,533.7      1,289,254
Aetna Vest Estate Protector II            10.474     12.564           19.95%             (3)     51,852.8        651,475
Corporate Specialty Market                14.865     19.965           34.31%                    281,900.4      5,628,055
NYSUT Individual Life                     10.474     15.384           46.88%             (3)         41.5            639
------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Aetna Vest                                19.790     25.260           27.64%                    111,720.0      2,822,005
Aetna Vest II                             19.795     25.267           27.64%                     49,640.2      1,254,234
Aetna Vest Plus                           19.770     25.235           27.64%                    772,265.6     19,488,204
Aetna Vest Estate Protector               14.305     18.286           27.83%                     92,116.0      1,684,451
Aetna Vest Estate Protector II            11.034     12.017            8.91%             (1)     56,926.9        684,105
Corporate Specialty Market                16.277     20.776           27.64%                    847,989.7     17,618,234
NYSUT Individual Life                     14.268     14.465            1.38%             (4)        272.2          3,937
------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Global Securities Fund:
Aetna Vest                                10.531     10.828            2.82%             (2)        724.6          7,846
Aetna Vest Plus                           10.717     10.828            1.04%             (2)     21,426.9        232,014
Aetna Vest Estate Protector               10.759     10.842            0.77%             (3)      1,644.5         17,830
Aetna Vest Estate Protector II            10.892     11.082            1.74%             (2)      5,356.6         59,362
Corporate Specialty Market                 9.178     10.550           14.95%             (6)      7,125.3         75,171
------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Aetna Vest                                10.117     10.027           (0.89%)            (4)      1,044.9         10,477
Aetna Vest Plus                           10.071     10.027           (0.44%)            (1)     45,400.4        455,225
Aetna Vest Estate Protector               10.112     10.040           (0.71%)            (3)        310.5          3,118
Aetna Vest Estate Protector II            10.083     10.036           (0.47%)            (2)     24,167.5        242,542
NYSUT Individual Life                     10.083     10.040           (0.43%)            (2)         10.9            110
------------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Aetna Vest                                17.357     22.283           28.38%                     66,915.3      1,491,046
Aetna Vest II                             17.359     22.285           28.38%                     25,989.8        579,174
Aetna Vest Plus                           17.349     22.273           28.38%                    630,942.7     14,052,694
Aetna Vest Estate Protector               10.810     13.899           28.58%                    121,028.5      1,682,153
Aetna Vest Estate Protector II            10.616     11.576            9.04%             (3)     22,597.4        261,585
Corporate Specialty Market                14.275     18.326           28.38%                    691,165.5     12,666,345
NYSUT Individual Life                     10.616     14.396           35.61%             (3)          8.7            125
------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Aetna Vest                                12.042     14.665           21.78%                     60,057.0        880,720
Aetna Vest II                             12.096     14.730           21.78%                     22,158.9        326,410
Aetna Vest Plus                           11.931     14.529           21.78%                    461,604.4      6,706,855
Aetna Vest Estate Protector                9.152     11.161           21.95%                     32,093.6        358,210
Aetna Vest Estate Protector II            10.650     11.518            8.15%             (3)     30,342.2        349,483
Corporate Specialty Market                10.912     13.288           21.77%                    234,278.4      3,113,170
NYSUT Individual Life                     11.944     12.394            3.77%             (4)          9.8            122
------------------------------------------------------------------------------------------------------------------------

Variable Life Account B
Condensed Financial Information -- Year Ended December 31, 1998 (continued):

-------------------------------------------------------------------------------------------------------------------------------
                                                      Value
                                                     Per Unit         Increase (Decrease)                Units
                                              ----------------------      in Value of                 Outstanding    Reserves
                                               Beginning    End of        Accumulation                   at End       at End
                                                of Year      Year             Unit                      of Year       of Year
-------------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Aetna Vest                                      $10.779    $11.408            5.84%             (2)         89.2    $    1,018
Aetna Vest II                                    10.910     11.408            4.56%             (2)         82.4           940
Aetna Vest Plus                                  10.757     11.408            6.05%             (2)     45,259.8       516,312
Aetna Vest Estate Protector                      10.562     11.422            8.14%             (2)      1,479.4        16,898
Aetna Vest Estate Protector II                   11.017     11.699            6.19%             (2)     23,082.2       270,039
NYSUT Individual Life                            10.870     11.422            5.08%             (5)         18.9           216
-------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Aetna Vest                                       15.692     18.503           17.91%                    112,140.9     2,074,918
Aetna Vest II                                    15.596     18.389           17.91%                     33,578.6       617,467
Aetna Vest Plus                                  15.509     18.286           17.91%                    492,196.5     9,000,421
Aetna Vest Estate Protector                      11.777     13.907           18.09%                     33,167.3       461,260
Aetna Vest Estate Protector II                   11.304     11.198           (0.94%)            (3)      6,453.1        72,263
Corporate Specialty Market                       12.995     15.323           17.91%                    289,540.0     4,436,481
-------------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Aetna Vest                                       10.689     11.539            7.95%             (2)      9,432.4       108,839
Aetna Vest II                                    11.000     11.539            4.90%             (5)         56.9           656
Aetna Vest Plus                                  10.422     11.539           10.72%             (1)     72,473.9       836,267
Aetna Vest Estate Protector                      10.452     11.553           10.53%             (3)     15,572.9       179,921
Aetna Vest Estate Protector II                   10.805     11.839            9.57%             (2)     19,467.9       230,474
NYSUT Individual Life                            10.805     11.553            6.92%             (2)         17.6           203
-------------------------------------------------------------------------------------------------------------------------------

Notes to Condensed Financial Information:

(1) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.
(2) - Reflects less than a full year of performance activity. Funds were first received in this option during April 1998.
(3) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.
(4) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.
(5) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.
(6) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.
(7) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.

See Notes to Financial Statements

Variable Life Account B

Notes to Financial Statements -- December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Life Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

     a. Valuation of Investments
   Investments in the following Funds are stated at the closing net asset value per share as determined by each fund on December 31, 1998:

      Aetna Ascent VP
      Aetna Balanced VP
      Aetna Bond VP
      Aetna Crossroads VP
      Aetna Growth and Income VP
      Aetna Index Plus Large Cap VP
      Aetna Legacy VP
      Aetna Money Market VP
      Aetna Small Company VP
      Aetna Value Opportunity VP
      Fidelity Investments Variable Insurance
      Products Fund:
      o Equity-Income Portfolio
      o Growth Portfolio
      o High Income Portfolio
      o Overseas Portfolio
      Fidelity Investments Variable Insurance
      Products Fund II:
      o Asset Manager Portfolio
      o Contrafund Portfolio

      Janus Aspen Series:
      o Aggressive Growth Portfolio
      o Balanced Portfolio
      o Growth Portfolio
      o Worldwide Growth Portfolio
      Oppenheimer Funds:
      o Global Securities Fund
      o Growth & Income Fund
      o Strategic Bond Fund
      Portfolio Partners, Inc. (PPI):
      o PPI MFS Emerging Equities Portfolio
      o PPI MFS Research Growth Portfolio
      o PPI MFS Value Equity Portfolio
      o PPI Scudder International Growth Portfolio
      o PPI T. Rowe Price Growth Equity Portfolio

     b. Other
   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

     c. Federal Income Taxes
   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the policies and are paid to the Company.

3. Dividend Income

   On an annual basis the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment

Variable Life Account B
Notes to Financial Statements -- December 31, 1998 (continued):

   income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) on investments in the Statements of Operations and Changes in Net Assets.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and 1997 aggregated $642,022,151 and $481,590,756 and $372,355,431 and $260,329,704,
   respectively.

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in
Net Assets

Year Ended December 31, 1998
                                                                               Valuation
                                                                                 Period
                                                                Dividends      Deductions
                                                             -------------- ---------------
   Aetna Ascent VP: (1)                                       $    129,523   ($     22,620)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Balanced VP: (2)                                        5,079,318        (289,232)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Bond VP: (3)                                            1,751,860        (257,828)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Crossroads VP: (4)                                         77,190         (14,622)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Growth and Income VP: (5)                              27,303,998      (1,392,329)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Index Plus Large Cap VP: (6)                              591,905         (73,086)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Legacy VP: (7)                                             44,001          (8,540)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Money Market VP: (8)                                      940,509        (288,392)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Small Company VP: (9)                                       8,723          (5,056)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Aetna Value Opportunity VP: (10)                                    298            (130)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                      1,381,671        (281,139)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Growth Portfolio:                                             1,011,596        (128,591)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   High Income Portfolio:                                                0          (1,531)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             141,761         (22,734)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                        329,918         (29,778)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         1,313,979        (283,258)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                          0        (142,378)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Balanced Portfolio:                                             709,668        (145,407)
   Policyholders' account values
--------------------------------------------------------------------------------------------
   Growth Portfolio:                                             1,062,152        (162,916)
   Policyholders' account values
--------------------------------------------------------------------------------------------

Year Ended December 31, 1998
                                                                 Proceeds        Cost of          Net
                                                                   from        Investments      Realized
                                                                  Sales            Sold       Gain (Loss)
                                                             --------------- --------------- -------------
   Aetna Ascent VP: (1)                                       $     393,522   $     353,120   $    40,402
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Balanced VP: (2)                                         8,936,646       7,346,946     1,589,700
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Bond VP: (3)                                             6,762,101       6,468,168       293,933
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Crossroads VP: (4)                                         473,877         453,989        19,888
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Growth and Income VP: (5)                               39,271,149      34,639,034     4,632,115
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Index Plus Large Cap VP: (6)                             3,515,589       3,029,008       486,581
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Legacy VP: (7)                                             377,983         360,207        17,776
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Money Market VP: (8)                                   130,650,119     130,229,304       420,815
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Small Company VP: (9)                                      362,699         395,417       (32,718)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Aetna Value Opportunity VP: (10)                                  44,207          44,499          (292)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                       8,873,609       7,588,754     1,284,855
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                              2,784,250       2,517,613       266,637
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                            31,686          34,229        (2,543)
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                              562,478         539,506        22,972
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       2,518,344       2,406,138       112,206
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                         12,306,538      10,124,110     2,182,428
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                  19,717,643      17,285,188     2,432,455
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                            5,250,108       3,955,227     1,294,881
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                              8,751,672       6,729,863     2,021,809
   Policyholders' account values
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
        Net Unrealized                                       Net
          Gain (Loss)                   Net          Increase (Decrease)             Net Assets
-------------------------------      Change in          In Net Assets      -------------------------------
  Beginning           End            Unrealized           from Unit           Beginning           End
   of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $27,927         ($53,438)         ($81,365)            $909,075
                                                                            $  1,802,553     $  2,777,568
----------------------------------------------------------------------------------------------------------
  1,971,257           (88,169)       (2,059,426)          5,433,280
                                                                              24,336,071       34,089,711
----------------------------------------------------------------------------------------------------------
    (12,114)          (21,056)           (8,942)          7,092,195
                                                                              21,104,804       29,976,022
----------------------------------------------------------------------------------------------------------
      5,069           (13,664)          (18,733)          1,281,854
                                                                                 710,292        2,055,869
----------------------------------------------------------------------------------------------------------
  6,207,999        (6,059,944)      (12,267,943)          6,076,102
                                                                             132,379,023      156,730,966
----------------------------------------------------------------------------------------------------------
    (23,927)        1,027,911         1,051,838           9,326,844
                                                                               1,961,545       13,345,627
----------------------------------------------------------------------------------------------------------
        618            (9,107)           (9,725)            314,262
                                                                                 650,139        1,007,913
----------------------------------------------------------------------------------------------------------
     70,857           267,256           196,399          15,075,889
                                                                              20,320,201       36,665,421
----------------------------------------------------------------------------------------------------------
          0           (23,492)          (23,492)          1,039,944
                                                                                       0          987,401
----------------------------------------------------------------------------------------------------------
          0            12,485            12,485              43,539
                                                                                       0           55,900
----------------------------------------------------------------------------------------------------------
  1,523,698         2,106,941           583,243          13,578,473
                                                                              20,183,450       36,730,553
----------------------------------------------------------------------------------------------------------
    380,110         3,937,336         3,557,226           7,444,713
                                                                               7,120,144       19,271,725
----------------------------------------------------------------------------------------------------------
          0           (22,754)          (22,754)            263,181
                                                                                       0          236,353
----------------------------------------------------------------------------------------------------------
     (8,270)          190,775           199,045             984,072
                                                                               1,789,714        3,114,830
----------------------------------------------------------------------------------------------------------
    281,699           266,952           (14,747)            198,288
                                                                               2,534,727        3,130,614
----------------------------------------------------------------------------------------------------------
  1,505,359         5,961,343         4,455,984          10,540,804
                                                                              20,220,028       38,429,965
----------------------------------------------------------------------------------------------------------
    844,868         3,818,015         2,973,147           5,763,410
                                                                              12,402,365       23,428,999
----------------------------------------------------------------------------------------------------------
    885,469         3,434,432         2,548,963           8,806,330
                                                                               8,205,641       21,420,076
----------------------------------------------------------------------------------------------------------
  1,360,430         3,730,121         2,369,691           6,131,508
                                                                              11,980,000       23,402,244
----------------------------------------------------------------------------------------------------------

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1998
                                                                 Valuation       Proceeds        Cost of           Net
                                                                  Period           from        Investments      Realized
                                                 Dividends      Deductions         Sales           Sold        Gain (Loss)
                                               ------------- ---------------- -------------- --------------- --------------
   Worldwide Growth Portfolio:                  $ 1,360,015    ($   344,460)   $ 13,676,121   $ 10,222,511    $ 3,453,610
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Global Securities Fund:                                0          (1,051)         10,993         12,018         (1,025)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund:                                  0            (183)         65,110         66,180         (1,070)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund:                                 104          (2,331)        315,681        319,744         (4,063)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc. (PPI):
   PPI MFS Emerging Equities Portfolio:              68,284        (239,521)    100,307,103     97,276,639      3,030,464
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                 2,113         (88,033)     22,358,392     21,336,998      1,021,394
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                      628          (2,334)        188,157        215,959        (27,802)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:       27,896        (158,883)     92,935,246     90,246,159      2,689,087
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Equity Portfolio:         3,356          (4,215)        149,733        163,488        (13,755)
   Policyholders' account values
----------------------------------------------------------------------------------------------------------------------------
   Total Variable Life Account B                $43,340,466    ($ 4,390,578)   $481,590,756   $454,360,016    $27,230,740
============================================================================================================================

(1) Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.
(2) Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced Fund VP.
(3) Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond Fund VP.
(4) Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.
(5) Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.
(6) Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.
(7) Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.
(8) Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.
(9) Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.
(10) Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

----------------------------------------------------------------------------------------------------------
         Net Unrealized                                      Net
          Gain (Loss)                    Net         Increase (Decrease)             Net Assets
--------------------------------      Change in         In Net Assets      -------------------------------
   Beginning            End          Unrealized           from Unit           Beginning           End
    of Year           of Year        Gain (Loss)        Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $1,817,349       $5,492,542       $3,675,193          $11,107,525
                                                                            $ 24,303,287     $ 43,555,170
----------------------------------------------------------------------------------------------------------
            0           19,272           19,272              299,856
                                                                                       0          317,052
----------------------------------------------------------------------------------------------------------
            0           11,048           11,048               65,376
                                                                                       0           75,171
----------------------------------------------------------------------------------------------------------
            0           16,740           16,740              701,022
                                                                                       0          711,472
----------------------------------------------------------------------------------------------------------
       42,515        3,702,269        3,659,754            5,152,269
                                                                              19,061,872       30,733,122
----------------------------------------------------------------------------------------------------------
      (86,245)         974,898        1,061,143            2,590,172
                                                                               7,148,181       11,734,970
----------------------------------------------------------------------------------------------------------
            0           82,622           82,622              752,309
                                                                                       0          805,423
----------------------------------------------------------------------------------------------------------
      192,560          698,227          505,667             (712,067)
                                                                              14,311,110       16,662,810
----------------------------------------------------------------------------------------------------------
            0          149,693          149,693            1,221,281
                                                                                       0        1,356,360
----------------------------------------------------------------------------------------------------------
  $16,987,228      $29,609,254      $12,622,026         $121,481,506        $352,525,147     $552,809,307
=========================================================================================================

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

Year Ended December 31, 1997
                                                                                Valuation
                                                                                 Period
                                                                Dividends      Deductions
                                                             -------------- ----------------
   Aetna Variable Fund:                                       $26,573,304     ($ 1,085,553)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Income Shares:                                         1,087,150         (148,230)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                                    372,968         (144,720)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                        2,876,287         (185,443)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                               112,004          (11,360)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                            45,840           (3,290)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                                38,169           (3,596)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                            77,848           (4,920)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Alger American Small Capitalization Portfolio: (1)             576,583         (128,523)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   American Century VP Capital Appreciation Fund: (2)             132,455          (57,820)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     1,485,715         (163,582)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Growth Portfolio:                                              192,233          (54,856)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Overseas Portfolio:                                             46,706           (8,253)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       175,953          (18,257)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                          235,708         (110,146)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                         0          (95,697)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------
   Balanced Portfolio:                                            192,757          (52,872)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------

Year Ended December 31, 1997
                                                                Proceeds       Cost of          Net
                                                                  from       Investments     Realized
                                                                  Sales          Sold       Gain (Loss)
                                                             -------------- ------------- --------------
   Aetna Variable Fund:                                       $11,219,896    $ 7,857,508    $3,362,388
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Income Shares:                                         2,358,910      2,406,924       (48,014)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                                 74,201,538     73,731,940       469,598
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:                        1,960,106      1,561,449       398,657
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:                             1,279,898      1,184,906        94,992
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:                           198,099        193,283         4,816
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:                               225,894        207,391        18,503
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Aetna Variable Index Plus Portfolio:                           143,972        131,418        12,554
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Alger American Small Capitalization Portfolio: (1)          53,957,227     53,285,312       671,915
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   American Century VP Capital Appreciation Fund: (2)          15,197,338     15,512,673      (315,335)
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                    14,420,981     11,843,310     2,577,671
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            6,814,876      5,870,796       944,080
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            359,668        322,274        37,394
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       244,742        220,690        24,052
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                        4,519,164      3,602,586       916,577
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                                18,445,996     17,632,824       813,172
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                                          1,238,408      1,021,789       216,619
   PolicyHolders' account values
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
        Net Unrealized                                      Net
          Gain (Loss)                   Net         Increase (Decrease)              Net Assets
-------------------------------      Change in         In Net Assets      --------------------------------
   Beginning           End          Unrealized           from Unit           Beginning           End
    of Year          of Year        Gain (Loss)        Transactions           of Year          of Year
----------------------------------------------------------------------------------------------------------
   $7,294,643       $6,207,999     ($1,086,644)         $11,743,902
                                                                           $92,871,626      $132,379,023
----------------------------------------------------------------------------------------------------------
     (190,180)        (12,114)        178,066             6,856,045
                                                                            13,179,787        21,104,804
----------------------------------------------------------------------------------------------------------
      106,394          70,857         (35,537)           10,565,707
                                                                             9,092,185        20,320,201
----------------------------------------------------------------------------------------------------------
    1,383,931       1,971,257         587,326             4,867,703
                                                                            15,791,541        24,336,071
----------------------------------------------------------------------------------------------------------
       15,645          27,927          12,282             1,049,257
                                                                               545,378         1,802,553
----------------------------------------------------------------------------------------------------------
         (191)          5,069           5,260               533,974
                                                                               123,692           710,292
----------------------------------------------------------------------------------------------------------
           20             618             598               582,502
                                                                                13,963           650,139
----------------------------------------------------------------------------------------------------------
            0         (23,927)        (23,927)            1,899,990
                                                                                     0         1,961,545
----------------------------------------------------------------------------------------------------------
      172,057               0        (172,057)          (14,034,001)
                                                                            13,086,083                 0
----------------------------------------------------------------------------------------------------------
     (146,911)              0         146,911            (6,388,736)
                                                                             6,482,525                 0
----------------------------------------------------------------------------------------------------------

    1,096,283       1,523,698         427,415             2,546,018
                                                                            13,310,213        20,183,450
----------------------------------------------------------------------------------------------------------
      294,867         380,110          85,243               900,915
                                                                             5,052,529         7,120,144
----------------------------------------------------------------------------------------------------------
       37,941          (8,270)        (46,211)            1,227,751
                                                                               532,327         1,789,714
----------------------------------------------------------------------------------------------------------
      134,978         281,699         146,721               796,072
                                                                             1,410,186         2,534,727
----------------------------------------------------------------------------------------------------------
      730,883       1,505,359         774,476            11,491,722
                                                                             6,911,690        20,220,028
----------------------------------------------------------------------------------------------------------
      249,074         844,868         595,794             1,426,169
                                                                             9,662,927        12,402,365
----------------------------------------------------------------------------------------------------------
      243,163         885,469         642,306             3,632,486
                                                                             3,574,345         8,205,641
----------------------------------------------------------------------------------------------------------

Variable Life Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

-------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                  Valuation        Proceeds        Cost of           Net
                                                                   Period            from        Investments       Realized
                                                  Dividends      Deductions         Sales            Sold        Gain (Loss)
                                               -------------- ---------------- --------------- --------------- ---------------
   Growth Portfolio:                            $   309,334     ($    90,076)   $  3,312,122    $  2,585,617     $   726,505
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (3)                   101,542          (32,381)      9,071,413       8,891,967         179,446
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                      325,821         (167,065)      7,022,675       5,257,711       1,764,964
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc.:
   PPI MFS Emerging Equities Portfolio:                   0          (17,086)      9,834,242       9,998,952        (164,710)
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                     0           (6,128)      1,889,839       1,891,124          (1,285)
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:            0          (12,927)      1,858,258       1,827,173          31,085
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund --
   International Portfolio: (4)                     264,246         (110,422)     20,554,442      18,819,109       1,735,333
   PolicyHolders' account values
-------------------------------------------------------------------------------------------------------------------------------
   Total Variable Life Account B                $35,222,623     ($ 2,713,203)   $260,329,704    $245,858,726     $14,470,978
===============================================================================================================================

(1) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Emerging Equity Portfolio.
(2) Effective November 28, 1997, assets from this fund were transferred into the PPI MFS Research Growth Portfolio.
(3) Effective November 28, 1997, assets from this fund were transferred into the Aetna Variable Encore Fund.
(4) Effective November 28, 1997, assets from this fund were transferred into the PPI Scuddder International Growth Portfolio.

------------------------------------------------------------------------------------------------------------
         Net Unrealized                                       Net
          Gain (Loss)                    Net          Increase (Decrease)              Net Assets
--------------------------------      Change in          In Net Assets      --------------------------------
   Beginning           End            Unrealized           from Unit           Beginning            End
    of Year          of Year         Gain (Loss)         Transactions           of Year           of Year
------------------------------------------------------------------------------------------------------------
   $566,478         $1,360,430         $793,952           $3,065,638
                                                                             $  7,174,647      $ 11,980,000
------------------------------------------------------------------------------------------------------------
      26,773                 0           (26,773)          (4,049,682)
                                                                                3,827,848                 0
------------------------------------------------------------------------------------------------------------
     872,277         1,817,349           945,072           11,519,359
                                                                                9,915,136        24,303,287
------------------------------------------------------------------------------------------------------------
           0            42,515            42,515           19,201,153
                                                                                        0        19,061,872
------------------------------------------------------------------------------------------------------------
           0           (86,245)          (86,245)           7,241,839
                                                                                        0         7,148,181
------------------------------------------------------------------------------------------------------------
           0           192,560           192,560           14,100,392
                                                                                        0        14,311,110
------------------------------------------------------------------------------------------------------------
   1,244,544                 0        (1,244,544)         (11,259,868)
                                                                               10,615,255                 0
------------------------------------------------------------------------------------------------------------
 $14,132,669       $16,987,228      $  2,854,559        $  79,516,307        $223,173,883      $352,525,147
===========================================================================================================

                         Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
 Contract Owners of Variable Life Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Life Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Life Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements

                                                                                   Page
                                                                                   ---
Independent Auditors' Report                                                       F-2
Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
    Ended December 31, 1998, 1997 and 1996                                         F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
    1997 and 1996                                                                  F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                              /s/ KPMG LLP

Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                       Consolidated Statements of Income
                                   (millions)

                                                             Years Ended December 31,
                                                       ------------------------------------
                                                          1998         1997         1996
                                                       ----------   ----------   ----------
Revenue:
 Premiums                                              $  79.4      $  69.1      $  84.9
 Charges assessed against policyholders                  324.3        262.0        197.0
 Net investment income                                   877.6        878.8        852.6
 Net realized capital gains                               10.4         29.7         17.0
 Other income                                             29.6         38.3         43.6
                                                       -------      -------      -------
  Total revenue                                        1,321.3      1,277.9      1,195.1
                                                       -------      -------      -------
Benefits and expenses:
 Current and future benefits                             714.4        720.4        728.3
 Operating expenses                                      313.2        286.5        275.8
 Amortization of deferred policy acquisition costs       106.7         82.8         28.0
 Severance and facilities charges                           --           --         47.1
                                                       -------      -------      -------
  Total benefits and expenses                          1,134.3      1,089.7      1,079.2
                                                       -------      -------      -------
Income from continuing operations before
  income taxes                                           187.0        188.2        115.9
Income taxes                                              47.4         50.7         30.7
                                                       -------      -------      -------
Income from continuing operations                        139.6        137.5         85.2
Discontinued Operations, net of tax
 Income from operations                                   61.8         67.8         55.9
 Gain on sale                                             59.0           --           --
                                                       -------      -------      -------
Net income                                             $ 260.4      $ 205.3      $ 141.1
                                                       =======      =======      =======

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                   -------------   --------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                          $12,067.2        $13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                203.3            147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)           100.1             83.0
  Common stock (cost: $1.0 and $0.2)                                       2.0               .6
 Short-term investments                                                   47.9             95.6
 Mortgage loans                                                           12.7             12.8
 Policy loans                                                            292.2            469.6
                                                                     ---------        ---------
    Total investments                                                 12,725.4         14,273.0
Cash and cash equivalents                                                608.4            565.4
Short-term investments under securities loan agreement                   277.3               --
Accrued investment income                                                151.6            163.0
Premiums due and other receivables                                        46.7             51.9
Reinsurance recoverable                                                2,959.8             11.8
Deferred policy acquisition costs                                        864.0          1,654.6
Reinsurance loan to affiliate                                               --            397.2
Deferred tax asset                                                       120.6               --
Other assets                                                              66.6             46.8
Separate accounts assets                                              29,458.4         22,982.7
                                                                     ---------        ---------
    Total assets                                                     $47,278.8        $40,146.4
                                                                     =========        =========
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                              $ 3,815.9        $ 3,763.7
 Unpaid claims and claim expenses                                         18.8             38.0
 Policyholders' funds left with the Company                           11,305.6         11,143.5
                                                                     ---------        ---------
    Total insurance reserve liabilities                               15,140.3         14,945.2
 Payables under securities loan agreement                                277.3               --
 Other liabilities                                                       793.2            312.8
 Income taxes:
  Current                                                                279.8             12.4
  Deferred                                                                  --             72.0
 Separate accounts liabilities                                        29,430.2         22,970.0
                                                                     ---------        ---------
    Total liabilities                                                 45,920.8         38,312.4
                                                                     ---------        ---------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                    2.8              2.8
 Paid-in capital                                                         427.3            418.0
 Accumulated other comprehensive income                                  104.8             92.9
 Retained earnings                                                       823.1          1,320.3
                                                                     ---------        ---------
    Total shareholder's equity                                         1,358.0          1,834.0
                                                                     ---------        ---------
     Total liabilities and shareholder's equity                      $47,278.8        $40,146.4
                                                                     =========        =========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                          Years Ended December 31,
                                                   ---------------------------------------
                                                       1998          1997          1996
                                                   -----------   -----------   -----------
Shareholder's equity, beginning of year             $1,834.0      $1,609.5      $1,583.0
Comprehensive income
 Net income                                            260.4         205.3         141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)             11.9          32.4         (72.0)
                                                    --------      --------      --------
Total comprehensive income                             272.3         237.7          69.1
                                                    --------      --------      --------
Capital contributions                                    9.3            --          10.4
Other changes                                            1.4           4.1         (49.5)
Common stock dividends                                (759.0)        (17.3)         (3.5)
                                                    --------      --------      --------
Shareholder's equity, end of year                   $1,358.0      $1,834.0      $1,609.5
                                                    ========      ========      ========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)
                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                          ---------------------------------------------
                                                                               1998            1997            1996
                                                                          -------------   -------------   -------------
Cash Flows from Operating Activities:
Net income                                                                 $    260.4      $    205.3      $    141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                       (29.5)          (66.4)          (68.0)
 Gain on sale of discontinued operations                                        (88.3)             --              --
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                               142.6           138.9            73.1
 Net realized capital gains                                                     (11.1)          (36.0)          (19.7)
                                                                           ----------      ----------      ----------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                              131.5           102.9            53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                             11.4            (4.0)           16.5
    (Increase) decrease in premiums due and other receivables                   (16.3)          (33.3)            1.6
    Decrease (increase) in policy loans                                         177.4           (70.3)          (60.7)
    Increase in deferred policy acquisition costs                              (117.3)         (139.3)         (174.0)
    Decrease in reinsurance loan to affiliate                                   397.2           231.1            27.2
    Net increase in universal life account balances                             122.9           157.1           146.6
    Decrease in other insurance reserve liabilities                             (41.8)         (120.3)         (114.9)
    Net (decrease) increase in other liabilities and other assets               (50.8)          (41.7)            3.1
    Increase (decrease) in income taxes                                         100.4           (31.4)          (26.7)
    Other, net                                                                     --              --             1.1
                                                                           ----------      ----------      ----------
    Net cash provided by (used for) operating activities                        714.6            50.8          (126.8)
                                                                           ----------      ----------      ----------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                          6,790.2         5,311.3         5,182.2
  Equity securities                                                             150.1           103.1           190.5
  Mortgage loans                                                                  0.3             0.2             8.7
  Life business                                                                 966.5              --              --
 Investment maturities and collections of:
  Debt securities available for sale                                          1,290.3         1,212.7           885.2
  Short-term investments                                                        129.9            89.3            35.0
 Cost of investment purchases in:
  Debt securities available for sale                                         (6,701.4)       (6,732.8)       (6,534.3)
  Equity securities                                                            (125.7)         (113.3)         (118.1)
  Other investments                                                          (2,725.9)             --              --
 Short-term investments                                                         (81.9)         (149.9)          (54.7)
 Other, net                                                                        --              --           (17.6)
                                                                           ----------      ----------      ----------
    Net cash used for investing activities                                     (307.6)         (279.4)         (423.1)
                                                                           ----------      ----------      ----------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                      1,571.1         1,621.2         1,579.5
 Withdrawals of investment contracts                                         (1,393.1)       (1,256.3)       (1,146.2)
 Capital contribution to Separate Account                                          --           (25.0)             --
 Return of capital from Separate Account                                          1.7            12.3              --
 Capital contribution from HOLDCO                                                 9.3              --            10.4
 Dividends paid to shareholder                                                 (553.0)          (17.3)           (3.5)
                                                                           ----------      ----------      ----------
    Net cash (used for) provided by financing activities                       (364.0)          334.9           440.2
                                                                           ----------      ----------      ----------
Net increase (decrease) in cash and cash equivalents                             43.0           106.3          (109.7)
Cash and cash equivalents, beginning of year                                    565.4           459.1           568.8
                                                                           ----------      ----------      ----------
Cash and cash equivalents, end of year                                     $    608.4      $    565.4      $    459.1
                                                                           ==========      ==========      ==========
Supplemental cash flow information:
 Income taxes paid, net                                                    $     48.4      $    119.6      $     85.5
                                                                           ==========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)

Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.

Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.

Basis of Presentation

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.

New Accounting Standards

Disclosures about Segments of an Enterprise and Related Information

As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

Accounting for the Costs of Computer Software Developed and Obtained for Internal Use

On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.

Future Application of Accounting Standards

Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk

In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.

Accounting for Derivative Instruments and Hedging Activities

In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

Accounting by Insurance and Other Enterprises for Insurance-Related Assessments

In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

Investments

Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.

Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.

Purchases and sales of debt and equity securities are recorded on the trade date.

The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.

Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)

Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.

Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.

Deferred Policy Acquisition Costs

Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Insurance Reserve Liabilities

Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.

Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.

Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.

Separate Accounts

Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.

As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.

Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)

Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Discontinued Operations-Individual Life Insurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.

The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments

Debt securities available for sale as of December 31, 1998 were as follows:

                                                                         Gross          Gross
                                                        Amortized     Unrealized     Unrealized        Fair
1998 (Millions)                                            Cost          Gains         Losses          Value
-------------------------------------------------------------------------------------------------------------
 U.S. government and government agencies
  and authorities                                      $   718.9        $ 60.4          $ 0.2       $   779.1

 States, municipalities and political subdivisions           0.3            --             --             0.3

 U.S. corporate securities:
   Utilities                                               615.2          29.8            4.1           640.9
   Financial                                             2,259.2          94.6            5.6         2,348.2
   Transportation/capital goods                            580.8          33.0            1.1           612.7
   Health care/consumer products                         1,328.2          69.8            4.8         1,393.2
   Natural resources                                       254.5           6.9            2.3           259.1
   Other corporate securities                              261.7           5.8            7.4           260.1
-------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                        5,299.6         239.9           25.3         5,514.2
-------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions            507.6          30.4           32.9           505.1
   Utilities                                               147.0          32.4             --           179.4
   Other                                                   511.2          14.9            1.8           524.3
-------------------------------------------------------------------------------------------------------------
  Total foreign securities                               1,165.8          77.7           34.7         1,208.8
-------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                           671.9          38.4            2.9           707.4
   Collateralized mortgage obligations                   1,879.6         119.7           10.4         1,988.9
-------------------------------------------------------------------------------------------------------------
 Total residential mortgage-backed securities            2,551.5         158.1           13.3         2,696.3
-------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                             1,114.9          30.9            9.8         1,136.0

 Other asset-backed securities                             719.3          13.8            0.6           732.5
-------------------------------------------------------------------------------------------------------------

 Total debt securities                                 $11,570.3        $580.8          $83.9       $12,067.2
=============================================================================================================

Debt securities available for sale as of December 31, 1997 were as follows:

                                                                         Gross          Gross
                                                        Amortized     Unrealized     Unrealized        Fair
1997 (Millions)                                            Cost          Gains         Losses          Value
-------------------------------------------------------------------------------------------------------------

 U.S. government and government agencies
  and authorities                                      $ 1,219.7        $ 74.0          $ 0.1       $ 1,293.6

 States, municipalities and political subdivisions           0.3            --             --             0.3

 U.S. corporate securities:
   Utilities                                               521.3          23.5            0.9           543.9
   Financial                                             2,370.7          84.6            1.3         2,454.0
   Transportation & capital goods                          528.2          33.2            0.1           561.3
   Healthcare & consumer products                          728.5          27.0            2.6           752.9
   Natural resources                                       143.5           5.5             --           149.0
   Other corporate securities                              545.2          27.2            0.1           572.3
-------------------------------------------------------------------------------------------------------------
  Total U.S. corporate securities                        4,837.4         201.0            5.0         5,033.4
-------------------------------------------------------------------------------------------------------------

 Foreign securities:
   Government, including political subdivisions            612.5          36.7           23.6           625.6
   Utilities                                               177.5          28.7             --           206.2
   Other                                                   857.9          27.7           42.8           842.8
-------------------------------------------------------------------------------------------------------------
  Total foreign securities                               1,647.9          93.1           66.4         1,674.6
-------------------------------------------------------------------------------------------------------------

 Residential mortgage-backed securities:
   Pass-throughs                                           784.4          71.3            2.0           853.7
   Collateralized mortgage obligations                   2,280.5         137.4            2.0         2,415.9
-------------------------------------------------------------------------------------------------------------
  Total residential mortgage-backed securities           3,064.9         208.7            4.0         3,269.6
-------------------------------------------------------------------------------------------------------------

 Commercial/Multifamily mortgage-backed
  securities                                             1,127.8          34.0            0.4         1,161.4

 Other asset-backed securities                           1,014.2          17.1            0.4         1,030.9
-------------------------------------------------------------------------------------------------------------

 Total debt securities                                 $12,912.2        $627.9          $76.3       $13,463.8
=============================================================================================================

At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.

The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                Amortized        Fair
 (Millions)                                        Cost          Value
-------------------------------------------------------------------------
        Due to mature:
        One year or less                       $   553.5      $   554.6
        After one year through five years        2,619.7        2,692.4
        After five years through ten years       1,754.0        1,801.7
        After ten years                          2,257.4        2,453.7
        Mortgage-backed securities               3,666.4        3,832.3
        Other asset-backed securities              719.3          732.5
-------------------------------------------------------------------------
        Total                                  $11,570.3      $12,067.2
=========================================================================

At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.

The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.

Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:

                                                       1998                          1997
                                            ---------------------------   --------------------------
                                                 Fair        Amortized         Fair        Amortized
(Millions)                                      Value           Cost          Value          Cost
----------------------------------------------------------------------------------------------------

 Total residential CMOs (1)                   $ 1,988.9     $1,879.6        $ 2,415.9     $2,280.5
====================================================================================================
 Percentage of total:
  Supporting experience rated  products            81.7%                         81.6%
  Supporting remaining products                    18.3%                         18.4%
----------------------------------------------------------------------------------------------------
                                                  100.0%                        100.0%
====================================================================================================

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).

Investments in equity securities available for sale as of December 31 were as follows:

(Millions)                            1998        1997
--------------------------------------------------------
       Amortized Cost               $300.4      $210.0
       Gross unrealized gains         13.1        21.3
       Gross unrealized losses         8.1          .1
--------------------------------------------------------
       Fair Value                   $305.4      $231.2
========================================================

4. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:

                                                1998                       1997
                                      ------------------------   -------------------------
                                        Carrying       Fair        Carrying        Fair
(Millions)                               Value         Value        Value         Value
------------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                      $   12.7      $  12.3      $   12.8       $   12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity              $1,063.9      $ 984.3      $1,030.3       $1,005.4
   Without a fixed maturity           10,241.7      9,686.2      10,113.2        9,587.5
------------------------------------------------------------------------------------------

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.

Investment contract liabilities (included in Policyholders' funds left with the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Off-Balance-Sheet and Other Financial Instruments

Futures Contracts:

Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.

Warrants:

Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

Debt Instruments with Derivative Characteristics:

The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:

                                                     Amortized        Fair
(Millions)                                              Cost         Value
---------------------------------------------------------------------------
Residential collateralized mortgage obligations      $1,879.6      $1,988.9
 Principal-only strips (included above)                  20.2          24.0
 Interest-only strips (included above)                   17.3          18.0
Other structured securities with derivative
 characteristics (1)                                     87.3          80.6
---------------------------------------------------------------------------

 (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

5. Net Investment Income

Sources of net investment income were as follows:

                                              1998        1997        1996
---------------------------------------------------------------------------
 Debt securities                            $ 798.8     $ 814.6     $ 805.3
 Nonredeemable preferred stock                 18.4        12.9         5.8
 Investment in affiliated mutual funds          6.6         3.8        10.8
 Mortgage loans                                 0.6         0.3         0.6
 Policy loans                                   7.2         5.7         6.4
 Reinsurance loan to affiliate                  2.3         5.5         9.3
 Cash equivalents                              44.6        38.8        27.1
 Other                                         16.7         9.5         1.8
---------------------------------------------------------------------------
 Gross investment income                      895.2       891.1       867.1
 Less: investment expenses                    (17.6)      (12.3)      (14.5)
---------------------------------------------------------------------------
 Net investment income                      $ 877.6     $ 878.8     $ 852.6
===========================================================================

Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.

In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.

The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.

As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

7. Capital Gains and Losses on Investment Operations

Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.

Net realized capital gains on investments were as follows:

 (Millions)                             1998       1997       1996
-------------------------------------------------------------------
 Debt securities                       $ 7.4      $21.1      $ 9.5
 Equity securities                       3.0        8.6        7.5
-------------------------------------------------------------------
 Pretax realized capital gains         $10.4      $29.7      $17.0
===================================================================
 After-tax realized capital gains      $ 7.3      $19.2      $11.1
===================================================================

Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:

(Millions)                 1998          1997          1996
--------------------------------------------------------------
 Proceeds on sales      $6,790.2      $5,311.3      $5,182.2
 Gross gains                98.8          23.8          22.1
 Gross losses               91.4           2.7          12.6
--------------------------------------------------------------

Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:

(Millions)                                          1998        1997         1996
-------------------------------------------------------------------------------------
 Debt securities                                  $  18.9      $44.3       $ (100.1)
 Equity securities                                  (16.1)       5.6          (10.5)
 Other                                               15.4         --             --
-------------------------------------------------------------------------------------
   Subtotal                                          18.2       49.9         (110.6)
 Increase (decrease) in deferred income taxes
   (Refer to note 8)                                  6.3       17.5          (38.6)
-------------------------------------------------------------------------------------
 Net changes in accumulated other
   comprehensive income                           $  11.9      $32.4       $  (72.0)
=====================================================================================

Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:

(Millions)                                         1998        1997        1996
---------------------------------------------------------------------------------
 Debt securities:
  Gross unrealized capital gains                 $ 157.3     $ 140.6     $ 101.7
  Gross unrealized capital losses                  (16.2)      (18.4)      (23.8)
---------------------------------------------------------------------------------
                                                   141.1       122.2        77.9
---------------------------------------------------------------------------------
 Equity securities:
  Gross unrealized capital gains                    13.1        21.2        16.3
  Gross unrealized capital losses                   (8.1)       (0.1)       (0.8)
---------------------------------------------------------------------------------
                                                     5.0        21.1        15.5
---------------------------------------------------------------------------------
 Other:
  Gross unrealized capital gains                    17.1          --          --
  Gross unrealized capital losses                   (1.7)         --          --
---------------------------------------------------------------------------------
                                                    15.4          --          --
---------------------------------------------------------------------------------
 Deferred income taxes (Refer to note 8)            56.7        50.4        32.9
---------------------------------------------------------------------------------
 Net accumulated other comprehensive income      $ 104.8     $  92.9     $  60.5
=================================================================================

Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:

(Millions)                                            1998       1997         1996
-------------------------------------------------------------------------------------
 Unrealized holding gains (losses) arising
   during the year (1)                               $38.3      $98.8       $ (14.8)
 Less: reclassification adjustment for gains and
   other items included in net income (2)             26.4       66.4          57.2
-------------------------------------------------------------------------------------
  Net unrealized gains (losses) on securities        $11.9      $32.4       $ (72.0)
=====================================================================================

 (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
 (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes

The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.

Income taxes from continuing operations consist of the following:

(Millions)                              1998         1997         1996
-------------------------------------------------------------------------
 Current taxes (benefits):
  Federal                            $  246.4      $  28.7      $  30.0
  State                                   1.3          2.0          2.3
  Net realized capital gains             16.8         39.1         24.4
-------------------------------------------------------------------------
                                        264.5         69.8         56.7
-------------------------------------------------------------------------
 Deferred taxes (benefits):
  Federal                              (203.2)         9.4         (7.6)
  Net realized capital (losses)         (13.9)       (28.5)       (18.4)
-------------------------------------------------------------------------
                                       (217.1)       (19.1)       (26.0)
-------------------------------------------------------------------------
   Total                             $   47.4      $  50.7      $  30.7
=========================================================================

Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:

(Millions)                                         1998          1997          1996
--------------------------------------------------------------------------------------
 Income from continuing operations before
   income taxes                                 $  187.0      $  188.2      $  115.9
 Tax rate                                             35%           35%           35%
--------------------------------------------------------------------------------------
 Application of the tax rate                        65.5          65.9          40.6
 Tax effect of:
  State income tax, net of federal benefit           0.9           1.3           1.5
  Excludable dividends                             (17.1)        (15.6)        (10.8)
  Other, net                                        (1.9)         (0.9)         (0.6)
--------------------------------------------------------------------------------------
   Income taxes                                 $   47.4      $   50.7      $   30.7
======================================================================================

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

(Millions)                                            1998          1997
--------------------------------------------------------------------------
 Deferred tax assets:
  Insurance reserves                                $  324.1      $415.8
  Unrealized gains allocable to experience
   rated contracts                                     124.5       150.1
  Investment (gains) losses                             (0.3)        6.6
  Postretirement benefits other than pensions           26.0        26.3
  Deferred compensation                                 38.6        31.2
  Restructuring charge                                   2.9         9.5
  Depreciation                                           1.7         3.9
  Sale of individual life                               48.9           -
  Other                                                 16.0         8.8
--------------------------------------------------------------------------
 Total gross assets                                    582.4       652.2
--------------------------------------------------------------------------

 Deferred tax liabilities:
  Deferred policy acquisition costs                    272.7       515.6
  Market discount                                        4.5         5.1
  Net unrealized capital gains                         181.2       200.5
  Pension                                                3.9         3.6
  Other                                                 (0.5)       (0.6)
--------------------------------------------------------------------------
 Total gross liabilities                               461.8       724.2
--------------------------------------------------------------------------
 Net deferred tax (asset) liability                 $ (120.6)     $ 72.0
==========================================================================

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.

Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.

9. Benefit Plans

Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.

In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.

As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.

The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.

The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.

Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.

Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.

10. Related Party Transactions

Investment Advisory and Other Fees

In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.

Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.

Reinsurance Transactions

Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.

Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).

The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.

Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.

Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.

Capital Transactions

The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.

The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)

Other

Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.

As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

11. Reinsurance

On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)

Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.

                                                 Ceded to       Assumed
                                     Direct       Other       from Other       Net
(Millions)                           Amount     Companies      Companies      Amount
-------------------------------------------------------------------------------------

  1998
----------
 Premiums:
  Discontinued Operations            $166.8       $165.4        $340.6       $342.0
  Accident and Health Insurance        16.3         16.3            --           --
  Annuities                            80.8          2.9           1.5         79.4
-------------------------------------------------------------------------------------
   Total earned premiums             $263.9       $184.6        $342.1       $421.4
=====================================================================================

  1997
----------
 Premiums:
  Discontinued Operations            $ 35.7       $ 15.1        $177.4       $198.0
  Accident and Health Insurance         5.6          5.6            --           --
  Annuities                            67.9           --           1.2         69.1
-------------------------------------------------------------------------------------
   Total earned premiums             $109.2       $ 20.7        $178.6       $267.1
=====================================================================================

  1996
----------
 Premiums:
  Discontinued Operations            $ 34.6       $ 11.2        $ 25.3       $ 48.7
  Accident and Health Insurance         6.3          6.3            --           --
  Annuities                            84.3           --           0.6         84.9
-------------------------------------------------------------------------------------
   Total earned premiums             $125.2       $ 17.5        $ 25.9       $133.6
=====================================================================================

12. Segment Information

Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:

                                                (4)            (4)
                                             Financial     Discontinued
1998 (Millions)                               Services      Operations       Other          Total
-----------------------------------------------------------------------------------------------------
 Revenue from external customers            $   433.3              --            --       $   433.3
 Net investment income                          877.6              --            --           877.6
-----------------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $ 1,310.9              --            --       $ 1,310.9
=====================================================================================================
 Amortization of deferred policy
  acquisition costs                         $   106.7              --            --       $   106.7
-----------------------------------------------------------------------------------------------------
 Income taxes                               $    57.7                       $ (10.3)      $    47.4
-----------------------------------------------------------------------------------------------------
 Operating earnings (1)                     $   151.5              --            --       $   151.5
 Unusual items (2)                                 --              --       $ (19.2)          (19.2)
 Realized capital gains, net of tax               7.3              --            --             7.3
-----------------------------------------------------------------------------------------------------
 Income from continuing operations          $   158.8              --       $ (19.2)      $   139.6
 Discontinued operations, net of tax:
  Income from operations                           --        $   61.8            --            61.8
  Gain on sale                                     --            59.0            --            59.0
-----------------------------------------------------------------------------------------------------
 Net income                                 $   158.8        $  120.8       $ (19.2)      $   260.4
=====================================================================================================
 Segment assets                             $43,458.6        $3,820.2            --       $47,278.8
-----------------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (3)            --              --       $   5.3       $     5.3
-----------------------------------------------------------------------------------------------------

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
 (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.
 (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.
 (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                (3)            (3)
                                             Financial     Discontinued
1997 (Millions)                               Services      Operations     Other       Total
---------------------------------------------------------------------------------------------
 Revenue from external customers            $   369.4              --        --     $   369.4
 Net investment income                          878.8              --        --         878.8
---------------------------------------------------------------------------------------------
 Total revenue excluding realized
  capital gains                             $ 1,248.2              --        --     $ 1,248.2
=============================================================================================
 Amortization of deferred policy
  acquisition costs                         $    82.8              --        --     $    82.8
---------------------------------------------------------------------------------------------
 Income taxes                               $    50.7              --        --     $    50.7
---------------------------------------------------------------------------------------------
 Operating earnings (1)                     $   118.3              --        --     $   118.3
 Realized capital gains, net of tax              19.2              --        --          19.2
---------------------------------------------------------------------------------------------
 Income from continuing operations          $   137.5              --        --     $   137.5
 Discontinued Operations, net of tax:
  Income from operations                            -        $   67.8        --          67.8
---------------------------------------------------------------------------------------------
 Net Income                                 $   137.5        $   67.8        --     $   205.3
=============================================================================================
 Segment assets                             $36,638.8        $3,507.6        --     $40,146.4
---------------------------------------------------------------------------------------------
 Expenditures for long-lived assets (2)            --              --      $9.6     $     9.6
---------------------------------------------------------------------------------------------

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
 (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
 (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                    (3)            (3)
                                                 Financial     Discontinued
1996 (Millions)                                   Services      Operations       Other        Total
------------------------------------------------------------------------------------------------------
 Revenue from external customers                 $  325.5            --             --      $  325.5
 Net investment income                              852.6            --             --         852.6
------------------------------------------------------------------------------------------------------
 Total revenue excluding realized capital
  gains                                          $1,178.1            --             --      $1,178.1
======================================================================================================
 Amortization of deferred policy acquisition
  costs                                          $   28.0            --             --      $   28.0
------------------------------------------------------------------------------------------------------
 Income taxes                                    $   35.6            --         $ (4.9)     $   30.7
------------------------------------------------------------------------------------------------------
 Operating earnings (losses) (1)                 $   83.2            --             --      $   83.2
 Unusual items (2)                                     --            --           (9.1)         (9.1)
 Realized capital gains, net of tax:                 11.1            --             --          11.1
------------------------------------------------------------------------------------------------------
 Income from continuing operations               $   94.3                       $ (9.1)     $   85.2
 Discontinued operations, net of tax
  Income from operations                               --         $55.9             --          55.9
------------------------------------------------------------------------------------------------------
 Net income (loss)                               $   94.3         $55.9         $ (9.1)     $  141.1
======================================================================================================

 (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
 (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.
 (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

13. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.

Litigation

The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       UNDERTAKING PURSUANT TO RULE 484

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                      THE INVESTMENT COMPANY ACT OF 1940

     Aetna Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 12 TO THE REGISTRATION STATEMENT

     This Post-Effective Amendment No. 12 to Registration Statement No. 33-76018 is comprised of the following papers and documents:


     o The facing sheet.


     o One Prospectus for the AetnaVest Plus Variable Life Insurance Policy consisting of 101 pages


     o The undertaking to file reports

     o The undertaking pursuant to Rule 484

     o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

     o The signatures

     o Written consents of the following persons:


       A. Consent of Counsel

       B. Actuarial Consent

       C. Consent of Independent Auditors

       The following Exhibits:

1. Exhibits required by paragraph A of instructions to exhibits for Form
N-8B-2:


     (1)          Resolution establishing Variable Life Account B(1)
     (2)          Not applicable
   (3)(i)         Master General Agent Agreement(1)
   (3)(ii)        Life Insurance General Agent Agreement(1)
   (3)(iii)       Broker Agreement(1)
   (3)(iv)        Life Insurance Broker-Dealer Agreement(1)
     (4)          Not applicable
   (5)(i)         AetnaVest Plus Policy (38899-93)(2)
   (5)(ii)        Disability Benefit Rider (70174-93) to AetnaVest Plus Policy 38899-93(2)
   (5)(iii)       Unisex Amendment rider (70211-95US) for use with AetnaVest Plus Policy 38899-93(2)
   (6)(i)         Certificate of Incorporation of Aetna Life Insurance and Annuity Company, Depositor(3)
   (6)(ii)        Amendment of Certificate of Incorporation of Aetna Life Insurance and Annuity Company(4)
   (6)(iii)       By-Laws as amended September 17, 1997 of Aetna Life Insurance and Annuity Company(5)
     (7)          Not applicable
   (8)(i)         Fund Participation Agreement by and among Aetna Life Insurance and Annuity Company and Aetna
                  Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna
                  GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment
                  Management, Inc. dated as of May 1, 1998(6)
   (8)(ii)        Amendment dated November 9, 1998 to Fund Participation Agreement by and among Aetna Life
                  Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna
                  Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna
                  Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1, 1998(7)
   (8)(iii)       Service Agreement between Aeltus Investment Management, Inc. and Aetna Life Insurance and
                  Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable
                  Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios,
                  Inc. on behalf of each of its series, and Aeltus Investment Management, Inc. dated as of May 1,
                   1998(6)
   (8)(iv)        Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable
                  Insurance Products Fund and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996(4)
   (8)(v)         Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life
                  Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors
                  Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                  1995, January 1, 1996 and March 1, 1996(8)

     (8)(vi)          Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement between Aetna Life
                      Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors
                      Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                      1995, January 1, 1996, March 1, 1996 and May 1, 1997(9)
     (8)(vii)         Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna
                      Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors
                      Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                      1995, January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997(6)
     (8)(viii)        Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Variable
                      Insurance Products Fund II and Fidelity Distributors Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March
                      1,1996(4)
     (8)(ix)          Fifth Amendment, dated as of May 1, 1997 to the Fund Participation Agreement between Aetna Life
                      Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors
                      Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                      1995, January 1, 1996, and March 1, 1996(8)
     (8)(x)           Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement between Aetna
                      Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors
                      Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                      1995, January 1, 1996, March 1, 1996 and May 1, 1997(10)
     (8)(xi)          Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement between Aetna
                      Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors
                      Corporation dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1,
                      1995, January 1, 1996, March 1, 1996, May 1, 1997 and January 20, 1998(6)
     (8)(xii)         Service Agreement between Aetna Life Insurance and Annuity Company and Fidelity Investments
                      Institutional Operations Company dated as of November 1, 1995(11)
     (8)(xiii)        Amendment dated January 1, 1997 to Service Agreement between Aetna Life Insurance and Annuity
                      Company and Fidelity Investments Institutional Operations Company dated as of November 1,
                        1995(8)
     (8)(xiv)         Fund Participation Agreement among Janus Aspen Series and Aetna Life Insurance and Annuity
                      Company and Janus Capital Corporation dated December 8, 1997(12)
     (8)(xv)          Service Agreement between Janus Capital Corporation and Aetna Life Insurance and Annuity
                      Company dated December 8, 1997(12)
     (8)(xvi)         Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity
                      Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc.(12)
     (8)(xvii)        Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life
                      Insurance and Annuity Company(13)
       (9)            Not applicable
    (10)(i)           Application (70059-96)(14)
    (10)(ii)          Application (70059-96ZNY)(14)
    (10)(iii)         Application Supplement (70268-97(3/98))(14)

 2. Opinion and Consent of Counsel


 3. Not Applicable

 4. Not Applicable

 5. Not Applicable


 6. Actuarial Opinion and Consent

 7. Consent of Independent Auditors

 8. Copy of Power of Attorney(15)

 1. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.

 2. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed on April 22, 1997.

 3. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 (File No. 33-60477), as filed on April 15, 1996.

 4. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.

 5. Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-91846), as filed on October 30, 1997.

 6. Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.

 7. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.


 8. Incorporated by Reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.

 9. Incorporated by Reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.

10. Incorporated by Reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998.

11. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 33-88720), as filed on June 28, 1996.

12. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.

13. Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.

14. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.

15. Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-56297), as filed on February 25, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of Aetna Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-76018) and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 27 day of April, 1999.

                                          VARIABLE LIFE ACCOUNT B OF AETNA LIFE
                                          INSURANCE AND ANNUITY COMPANY
                                           (Registrant)

(SEAL)

ATTEST: /s/ Karen A. Peddle
      ---------------------
      Karen A. Peddle
      Assistant Corporate Secretary

                                     By: AETNA LIFE INSURANCE AND
                                         ANNUITY COMPANY
                                          (Depositor)

                                     By: Thomas J. McInerney*
                                         ---------------------
                                         Thomas J. McInerney
                                         Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.



Signature                Title                                                       Date
---------                -----                                                       ----
Thomas J. McInerney*     Director and President                                 )
----------------------
Thomas J. McInerney      (Principal Executive Officer)                          )
                                                                                ) April
Catherine H. Smith*      Director and Chief Financial Officer                   ) 27, 1999
----------------------
Catherine H. Smith                                                              )
                                                                                )
Shaun P. Mathews*        Director                                               )
----------------------
Shaun P. Mathews                                                                )
                                                                                )
Deborah Koltenuk*        Vice President, Treasurer and Corporate Controller     )
----------------------
Deborah Koltenuk                                                                )


By: /s/ J. Neil McMurdie
     ---------------------
     J. Neil McMurdie

     *Attorney-in-Fact

                            VARIABLE LIFE ACCOUNT B
                                 EXHIBIT INDEX




Exhibit No.     Exhibit
-----------     -------
99-2            Opinion and Consent of Counsel      ------------
99-6            Actuarial Opinion and Consent       ------------
99-7            Consent of Independent Auditors     ------------